UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  January 31

Date of reporting period: February 1, 2018—January 31, 2019

Item 1: Reports to Shareholders

Annual Report | January 31, 2019 Vanguard Energy Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	12

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•  For the 12 months ended January 31, 2019, Vanguard Energy Fund returned –11.48% for Investor Shares and –11.40% for Admiral Shares. The results lagged the –8.01% return of the fund’s benchmark, the MSCI ACWI Energy Index.

•  The broad stock market returned about –2%. Volatility returned as investors faced slowing global economic growth, rising U.S. interest rates, and heightened geopolitical uncertainty.

•  The fund’s advisors seek long-term capital appreciation through multicapitalization exposure to global energy stocks, with a focus on oil and natural gas producers, service companies, and refiners.

•  The fund’s negative return reflected the decline of oil prices over the period. The fund’s oil and gas exploration and production holdings significantly hurt performance.

•  For the ten years ended January 31, 2019, the fund posted an average annual return of about 5%, 2 percentage points ahead of its spliced benchmark index.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

Advisors’ Report

For the 12 months ended January 31, 2019, Vanguard Energy Fund returned –11.48% for Investor Shares and –11.40% for Admiral Shares. It trailed the –8.01% return of its benchmark, the MSCI ACWI Energy Index. Your fund is managed by two advisors, a strategy that enhances fund diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors also have provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 19, 2019.

Wellington Management Company LLP

Portfolio Manager:

Gregory LeBlanc, CFA,

Senior Managing Director,

Global Industry Analyst

The investment environment

Global equities fell during the 12-month period. Global energy stocks, as measured by the fund’s benchmark, returned –8.01%,

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	93	7,327

Emphasizes long-term total-return opportunities from the various energy subsectors: international oils, foreign integrated oils and foreign producers, North American producers, oil services and equipment, midstream and utilities, and refining and marketing.

Vanguard Quantitative Equity Group	5	397

Employs a quantitative fundamental management approach using models that assess valuation, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.

Cash Investments	2	147	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stock. Each advisor may also maintain a modest cash position.

3

trailing the –6.98% return of the broader market, as measured by the MSCI All Country World Index.

Energy markets fell early in the period amid high volatility, particularly during the lead-up to the June OPEC meeting, as investors grew increasingly nervous about the impact of a potential production increase. Oil prices recovered through mid-2018, as the market’s focus shifted to OPEC’s shrinking spare capacity amid supply disruptions from Libya, Venezuela, and Iran. Oil prices continued to strengthen during the third quarter of 2018, surging above $75 per barrel (for West Texas Intermediate, or WTI) in October given tight inventories, sustained demand, and heightened geopolitical tensions that could threaten future supply. Despite increased output from Saudi Arabia and Russia, renewed economic sanctions on Iran and decreased output from Venezuela further reduced oil production capacity globally.

The trend reversed, however, and prices plummeted during the final months of 2018. Prices fell to $42 per barrel in December as sanctions reduced Iran’s exports less than expected. The equity market also sold off in December, as investors grew increasingly concerned about trade tensions, rising interest rates, and the potential for slowing global growth as we near the end of a decade-long bull market.

Amid oil price volatility and increased macroeconomic uncertainty, energy equities declined alongside most other asset classes. Energy equities surged during the final month of the fiscal year, however, as adherence to OPEC production cuts drove an uptick in global oil prices.

The fund’s positioning

With the recent volatility, oil prices have declined to extreme levels, encouraging production restraint from OPEC and Canada. We believe a reduction in global supply could trigger a near-term boost in oil prices. Price differentials between Permian oil and WTI have also started to narrow as additional pipeline capacity comes online in the Permian Basin.

Heading into the new fiscal year, we remain optimistic about the positive macro backdrop for oil. There are early signals from OPEC that it will adhere to production cuts and indications from U.S. producers that they will adjust their budgets to limit supply growth in favor of free-cash-flow generation. We also see room for sentiment to improve in 2019 given the industry’s move to a more balanced business model and a growing focus on capital return. For this reason, we continue to believe there are enhanced opportunities for upside potential in energy equities given lower valuation and current sentiment.

Though we remain cautiously optimistic about oil prices in the near term, we continue to monitor a list of cyclical concerns that could affect energy equity prices. As global financial conditions tighten and fiscal impulse fades, we’re increasingly concerned about a downshift in global growth. Additionally, the potential effects of a trade war are beginning to weigh on global demand and are likely to

4

further slow the global economy, adding uncertainty to capital markets and company investment decisions. Accordingly, as we head into the new fiscal year, we will continue to pay close attention to global growth signals, trade talks, geopolitical tensions, U.S. shale activity, and OPEC adherence to production cuts.

Our successes and shortfalls

Security selection detracted most from the fund’s performance for the period, particularly among upstream producers. A relative overweight to this subindustry also hurt results, as did an underweight to the integrated oils subindustry.

Exploration and production companies Pioneer Natural Resources, Alta Mesa Resources, and Newfield Exploration were among the largest detractors. Both Alta Mesa and Newfield Exploration were weighed down early in the period because of inconsistent well results that failed to meet investor expectations within the SCOOP and STACK basins, in Oklahoma.

One of the more notable developments in the energy sector during the period was the stark underperformance of Permian oil producers relative to other U.S. producers, among them our holdings Pioneer Natural Resources and Diamondback Energy.

Here, price differentials caused by infrastructure bottlenecks and corresponding takeaway capacity constraints led Permian producers to sell oil at prices below WTI levels. Accordingly, we believe that the Permian companies in our portfolio stand to benefit from the closing of that pricing gap as we head into the new fiscal year. Our view on this has strengthened recently as several new pipeline projects have been announced or started over the last few months.

By contrast, the portfolio benefited from selection among utilities companies. The fund’s position in Sempra Energy was among the largest contributors for the fiscal year. The company’s stock price rose sharply in June after activist investors called for broad structural changes that focused on improving core operations and selling or spinning off peripheral Latin American utilities and U.S. liquefied natural gas businesses.

Lukoil was the largest contributor to relative results over the period. Shares of Lukoil notably outperformed other energy equities in the final months of the fiscal year, boosted by strong third-quarter earnings results. Highlights of the results were impressive top-line and sales volume growth, as well as free-cash-flow figures that beat consensus estimates. Shares also rose sharply in January 2019 as global oil prices rebounded.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

5

The investment environment

Energy stocks experienced significant volatility over the past 12 months. Although crude oil prices topped $75 per barrel in October 2018—their highest point since 2014—they bottomed out at about $42 in December before rebounding above $50 in January.

The decline in oil prices can be attributed to the muted impact of the Trump administration’s sanctions on Iran. Because of the temporary waivers granted to Iran’s largest customers—including China, India, and Japan—Iran’s oil production was only modestly curbed. At the same time, production in Saudi Arabia and the United States has been increasing faster than expected. In 2019, a new round of supply cuts by OPEC and its allies lifted oil prices.

Investment objective and strategy

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit four key themes: (1) high quality—healthy balance sheets and consistent cash-flow generation; (2) sound management decisions—investment policies that favor internal over external funding; (3) strong market sentiment—market confirmation of our view; and (4) reasonable valuation— avoidance of overpriced stocks. Using these results, we construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our successes and shortfalls

For the 12 months, our sentiment and quality models boosted relative performance most, followed by our valuation model. Our management decisions model did not perform as expected.

Our selections in integrated oil and gas companies held up better than those in the benchmark. Our underweighting of equipment and services and stock selection in exploration and production also helped relative performance. Our underweighting of and selection in storage and transportation detracted from relative performance.

We also benefited from our holdings in the United States and, to a lesser extent, Finland and Turkey. Our holdings in Japan, China, and India limited relative performance.

Our most successful overweightings included those to Grupa Lotos, Petróleo Brasileiro, and Neste. We also benefited from underweight allocations to Halliburton and Schlumberger. Our results were restrained by overweight positions in GCL-Poly Energy, Cosmo Energy, and Hindustan Petroleum and underweighting of Andeavor.

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended January 31, 2019
Energy Fund	Beginning Account Value 7/31/2018	Ending Account Value 1/31/2019	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$844.41	$1.63
Admiral™ Shares	1,000.00	844.86	1.26
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.84	1.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Energy Fund Investor Shares	-11.48%	-2.24%	5.07%	$16,399
Spliced Energy Index	-8.01	-1.24	3.11	13,579
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	-11.40%	-2.17%	5.14%	$82,550
Spliced Energy Index	-8.01	-1.24	3.11	67,897
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	204,756

See Financial Highlights for dividend and capital gains information.

9

Energy Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/23/1984	-17.15%	-5.20%	3.66%
Admiral Shares	11/12/2001	-17.08	-5.13	3.73

10

Energy Fund

Sector Diversification

As of January 31, 2019

Integrated Oil & Gas	43.6%
Oil & Gas Drilling	0.4
Oil & Gas Equipment & Services	5.0
Oil & Gas Exploration & Production	30.1
Oil & Gas Refining & Marketing	10.0
Oil & Gas Storage & Transportation	4.7
Utilities	4.5
Other	1.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

Energy Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)[1]
United States (60.7%)
Electric Utilities (1.4%)
	Avangrid Inc.	1,142,339	56,968
	NextEra Energy Inc.	155,200	27,778
	OGE Energy Corp.	405,664	16,612
*	PG&E Corp.	453,379	5,894
			107,252
Energy Equipment & Services (4.4%)
	Schlumberger Ltd.	3,092,193	136,706
	Halliburton Co.	3,220,321	100,989
*	ProPetro Holding Corp.	3,967,742	64,833
	Patterson-UTI Energy Inc.	2,203,980	26,734
	Baker Hughes a GE Co. Class A	811,525	19,128
^	Liberty Oilfield Services Inc. Class A	113,577	1,728
			350,118
Multi-Utilities (1.3%)
	Sempra Energy	856,956	100,247

Oil, Gas & Consumable Fuels (52.4%)
	Integrated Oil & Gas (17.9%)
	Exxon Mobil Corp.	9,013,151	660,484
	Chevron Corp.	5,042,049	578,071
	Occidental Petroleum Corp.	2,544,213	169,902

	Oil & Gas Exploration & Production (24.3%)
	Diamondback Energy Inc.	2,639,137	272,148
	EOG Resources Inc.	2,496,047	247,608
	Pioneer Natural Resources Co.	1,677,765	238,780
*	Concho Resources Inc.	1,344,033	161,069
	ConocoPhillips	1,873,002	126,783
	Cabot Oil & Gas Corp.	4,391,678	109,572
	Anadarko Petroleum Corp.	2,180,861	103,220
	Hess Corp.	1,524,895	82,344
*	WPX Energy Inc.	5,708,074	69,981
	Noble Energy Inc.	2,665,338	59,544
*	PDC Energy Inc.	1,639,141	53,387
	Devon Energy Corp.	1,901,767	50,682
	Viper Energy Partners LP	1,517,954	48,134
*	Callon Petroleum Co.	5,331,112	43,395
*	SRC Energy Inc.	7,711,699	37,942
	EQT Corp.	1,809,038	35,222
*	Parsley Energy Inc. Class A	1,824,386	33,897
*	Kosmos Energy Ltd.	6,023,835	30,902
	Marathon Oil Corp.	1,869,653	29,522
*,^	Jagged Peak Energy Inc.	2,728,852	28,735
*	Centennial Resource Development Inc. Class A	1,807,412	23,804
*	Magnolia Oil & Gas Corp.	969,604	11,674
*	Extraction Oil & Gas Inc.	966,854	3,809
	Cimarex Energy Co.	41,574	3,132
	Murphy Oil Corp.	101,903	2,787
	Range Resources Corp.	217,506	2,399
*	Antero Resources Corp.	54,747	551

	Oil & Gas Refining & Marketing (8.0%)
	Marathon Petroleum Corp.	4,411,169	292,284
	Valero Energy Corp.	2,734,233	240,120
	Phillips 66	997,166	95,140
	HollyFrontier Corp.	61,855	3,485

	Oil & Gas Storage & Transportation (2.2%)
	Kinder Morgan Inc.	4,633,169	83,860
	Targa Resources Corp.	1,399,841	60,207
*	Scorpio Tankers Inc.	1,247,050	23,357

12

Energy Fund

		Market
		Value•
	Shares	($000)
* Equitrans Midstream Corp.	122,021	2,541
Williams Cos. Inc.	91,748	2,471
ONEOK Inc.	25,641	1,646
		4,124,591
Other (0.6%)
[2] Vanguard Energy ETF	578,000	49,789

Semiconductors & Semiconductor Equipment (0.6%)
* First Solar Inc.	872,611	44,145
Total United States		4,776,142
International (35.7%)
Australia (0.0%)
Woodside Petroleum Ltd.	46,975	1,175

Austria (0.1%)
OMV AG	60,368	3,002

Brazil (1.3%)
Petroleo Brasileiro SA ADR	5,837,992	95,159
Petroleo Brasileiro SA	424,762	3,446
Petroleo Brasileiro SA Preference Shares	278,000	1,953
		100,558
Canada (6.1%)
Encana Corp.	23,136,301	159,178
TransCanada Corp. (New York Shares)	3,568,452	151,731
Suncor Energy Inc.	4,194,751	135,574
Enbridge Inc. (New York Shares)	293,248	10,739
Enbridge Inc.	219,205	8,010
Canadian Natural Resources Ltd.	242,839	6,518
Suncor Energy Inc. (New York Shares)	169,750	5,475
TransCanada Corp.	78,170	3,324
Husky Energy Inc.	217,335	2,579
		483,128
China (1.9%)
CNOOC Ltd. ADR	600,375	100,437
China Petroleum & Chemical Corp. ADR	349,351	29,153
CNOOC Ltd.	3,634,717	6,075
China Petroleum & Chemical Corp.	6,387,600	5,341
PetroChina Co. Ltd.	6,254,000	4,037
China Longyuan Power Group Corp. Ltd.	3,503,000	2,622
Kunlun Energy Co. Ltd.	2,284,000	2,440
Huaneng Renewables Corp. Ltd.	7,920,000	2,284
		152,389
Colombia (0.0%)
Ecopetrol SA ADR	147,255	2,776

Finland (0.1%)
Neste Oyj	45,695	4,187

France (4.7%)
TOTAL SA ADR	6,478,920	354,591
TOTAL SA	324,780	17,805
		372,396
Germany (0.3%)
E.ON SE	2,300,575	25,574

Greece (0.1%)
Motor Oil Hellas Corinth Refineries SA	81,604	2,035
Hellenic Petroleum SA	182,941	1,610
		3,645
Hungary (0.0%)
MOL Hungarian Oil & Gas plc	223,936	2,687

India (2.1%)
Reliance Industries Ltd.	6,024,313	104,354
Power Grid Corp. of India Ltd.	23,257,433	61,797
		166,151
Israel (0.1%)
* Oil Refineries Ltd.	4,681,224	2,281
Paz Oil Co. Ltd.	6,661	996
		3,277
Italy (2.6%)
Eni SPA ADR	4,157,727	140,864
Tenaris SA ADR	2,224,928	55,556
Eni SPA	497,401	8,434
		204,854
Japan (0.8%)
Inpex Corp.	5,459,579	52,480
JXTG Holdings Inc.	849,600	4,640
Cosmo Energy Holdings Co. Ltd.	100,000	2,264
Showa Shell Sekiyu KK	27,300	407
		59,791
Malaysia (0.0%)
* Bumi Armada Bhd.	16,550,600	810

13

Energy Fund

		Market
		Value•
	Shares	($000)
Norway (0.6%)
Equinor ASA ADR	1,935,907	44,100
Equinor ASA	237,392	5,428
		49,528
Poland (0.0%)
Grupa Lotos SA	104,705	2,618
Polskie Gornictwo Naftowe i Gazownictwo SA	120,465	247
		2,865
Portugal (0.6%)
Galp Energia SGPS SA	3,124,149	48,814

Russia (3.7%)
Lukoil PJSC ADR	2,621,201	210,476
Rosneft Oil Co. PJSC GDR	9,322,203	58,294
Gazprom PJSC	2,433,814	6,064
Rosneft Oil Co. PJSC	500,900	3,150
Tatneft PJSC ADR	41,974	3,085
AK Transneft OAO Preference Shares	1,088	2,909
LUKOIL PJSC	23,865	1,924
Tatneft PJSC	155,950	1,922
Surgutneftegas OAO Preference Shares	2,172,300	1,345
Novatek PJSC GDR	2,457	451
		289,620
South Korea (0.0%)
GS Holdings Corp.	48,367	2,367

Spain (1.1%)
* Iberdrola SA (Madrid Shares)	5,449,150	45,040
* Repsol SA	2,342,230	41,114
* Iberdrola SA	121,092	998
		87,152
Sweden (0.7%)
Lundin Petroleum AB	1,626,099	52,012

Thailand (0.1%)
PTT PCL (Foreign)	1,955,500	3,045
* PTT Exploration and Production PCL (Local)	747,400	2,952
* PTT PCL	1,566,100	2,439
		8,436
Turkey (0.0%)
Tupras Turkiye Petrol Rafinerileri AS	106,029	2,853

United Kingdom (8.7%)
Royal Dutch Shell plc ADR	5,473,567	337,883
BP plc ADR	6,896,320	283,577
BP plc	3,119,841	21,312
Royal Dutch Shell plc Class B	472,247	14,663
Royal Dutch Shell plc Class A	381,491	11,798
Royal Dutch Shell plc Class A (XLON)	307,003	9,517
Petrofac Ltd.	308,868	2,226
		680,976
Total International		2,811,023
Total Common Stocks (Cost $5,188,938)		7,587,165
Temporary Cash Investments (3.3%)[1]
Money Market Fund (0.6%)
[3,4] Vanguard Market Liquidity Fund, 2.572%	463,653	46,365

	Face
	Amount
	($000)
Repurchase Agreements (2.6%)
RBS Securities, Inc. 2.550%, 2/1/19 (Dated 1/31/19, Repurchase Value $90,706,000, collateralized by U.S. Treasury Note/Bond 1.500%–2.750%, 8/15/26–8/15/47, with a value of $92,514,000)	90,700	90,700
Societe Generale 2.530%, 2/1/19 (Dated 1/31/19, Repurchase Value $119,508,000, collateralized by U.S. Treasury Note/Bond 0.000%–4.375%, 10/10/19–5/15/48, with a value of $121,890,000)	119,500	119,500
		210,200
U.S. Government and Agency Obligations (0.1%)
[5] United States Treasury Bill, 2.292%–2.314%, 2/28/19	700	699
United States Treasury Bill, 2.439%, 4/11/19	2,000	1,991
[5] United States Treasury Bill, 2.479%, 5/9/19	3,500	3,478
		6,168
Total Temporary Cash Investments (Cost $262,726)		262,733
Total Investments (99.7%) (Cost $5,451,664)		7,849,898

14

Energy Fund

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	394
Receivables for Investment Securities Sold	70,972
Receivables for Accrued Income	3,897
Receivables for Capital Shares Issued	3,351
Variation Margin Receivable—Futures Contracts	233
Other Assets	17
Total Other Assets	78,864
Liabilities
Payables for Investment Securities Purchased	(12,052)
Payables to Investment Advisor	(1,644)
Collateral for Securities on Loan	(20,893)
Payables for Capital Shares Redeemed	(4,713)
Payables to Vanguard	(14,936)
Other Liabilities	(3,445)
Total Liabilities	(57,683)
Net Assets (100%)	7,871,079

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	6,250,054
Total Distributable Earnings (Loss)	1,621,025
Net Assets	7,871,079

Amount
($000)
Investor Shares—Net Assets
Applicable to 47,322,338 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,264,590
Net Asset Value Per Share—Investor Shares	$47.85

Admiral Shares—Net Assets
Applicable to 62,455,794 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,606,489
Net Asset Value Per Share—Admiral Shares	$89.77

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,987,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 2.1%, respectively, of net assets.

2   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Includes $20,893,000 of collateral received for securities on loan.

5   Securities with a value of $1,690,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2019	736	99,526	1,888

See accompanying Notes, which are an integral part of the Financial Statements.

15

Energy Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	240,429
Dividends—Affiliated Issuers	1,493
Interest—Unaffiliated Issuers	4,776
Interest—Affiliated Issuers	1,778
Securities Lending—Net	1,765
Total Income	250,241
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,149
Performance Adjustment	(1,054)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,368
Management and Administrative—Admiral Shares	8,471
Marketing and Distribution—Investor Shares	398
Marketing and Distribution—Admiral Shares	355
Custodian Fees	949
Auditing Fees	34
Shareholders’ Reports—Investor Shares	78
Shareholders’ Reports—Admiral Shares	47
Trustees’ Fees and Expenses	14
Total Expenses	27,809
Net Investment Income	222,432
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	102,663
Investment Securities Sold—Affiliated Issuers	(37)
Futures Contracts	(15,132)
Foreign Currencies	(151)
Realized Net Gain (Loss)	87,343
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	(1,349,579)
Investment Securities—Affiliated Issuers	(9,185)
Futures Contracts	(1,616)
Foreign Currencies	(52)
Change in Unrealized Appreciation (Depreciation)	(1,360,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,050,657)

1   Dividends are net of foreign withholding taxes of $14,006,000.

2   The change in unrealized appreciation (depreciation) is net of deferred foreign capital gains taxes of $2,500,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	222,432	279,233
Realized Net Gain (Loss)	87,343	74,710
Change in Unrealized Appreciation (Depreciation)	(1,360,432)	400,546
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,050,657)	754,489
Distributions
Net Investment Income
Investor Shares	(60,363)	(84,836)
Admiral Shares	(153,140)	(197,679)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(213,503)	(282,515)
Capital Share Transactions
Investor Shares	(338,483)	(619,766)
Admiral Shares	(290,002)	(771,839)
Net Increase (Decrease) from Capital Share Transactions	(628,485)	(1,391,605)
Total Increase (Decrease)	(1,892,645)	(919,631)
Net Assets
Beginning of Period	9,763,724	10,683,355
End of Period	7,871,079	9,763,724

See accompanying Notes, which are an integral part of the Financial Statements.

17

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019		2018		2017	2016	2015
Net Asset Value, Beginning of Period	$55.62		$52.70		$40.43	$51.53	$63.85
Investment Operations
Net Investment Income	1.300	1	1.477	1,2	.982	1.096	1.276
Net Realized and Unrealized Gain (Loss) on Investments	(7.788)		3.035		12.275	(11.118)	(9.436)
Total from Investment Operations	(6.488)		4.512		13.257	(10.022)	(8.160)
Distributions
Dividends from Net Investment Income	(1.282)		(1.592)		(.987)	(1.078)	(1.206)
Distributions from Realized Capital Gains	—		—		—	—	(2.954)
Total Distributions	(1.282)		(1.592)		(.987)	(1.078)	(4.160)
Net Asset Value, End of Period	$47.85		$55.62		$52.70	$40.43	$51.53

Total Return[3]	-11.48%		8.75%		32.73%	-19.53%	-13.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,265		$2,968		$3,452	$2,693	$3,334
Ratio of Total Expenses to Average Net Assets[4]	0.37%		0.38%		0.41%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.42%		2.86%[2]		1.97%	2.20%	1.84%
Portfolio Turnover Rate	31%		24%		29%	23%	31%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.342 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019		2018		2017	2016	2015
Net Asset Value, Beginning of Period	$104.35		$98.88		$75.85	$96.69	$119.83
Investment Operations
Net Investment Income	2.511	1	2.815	1,2	1.918	2.113	2.479
Net Realized and Unrealized Gain (Loss) on Investments	(14.600)		5.730		23.035	(20.872)	(17.726)
Total from Investment Operations	(12.089)		8.545		24.953	(18.759)	(15.247)
Distributions
Dividends from Net Investment Income	(2.491)		(3.075)		(1.923)	(2.081)	(2.351)
Distributions from Realized Capital Gains	—		—		—	—	(5.542)
Total Distributions	(2.491)		(3.075)		(1.923)	(2.081)	(7.893)
Net Asset Value, End of Period	$89.77		$104.35		$98.88	$75.85	$96.69

Total Return[3]	-11.40%		8.84%		32.83%	-19.48%	-13.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,606		$6,796		$7,231	$5,428	$6,569
Ratio of Total Expenses to Average Net Assets[4]	0.29%		0.30%		0.33%	0.31%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.50%		2.94%[2]		2.05%	2.26%	1.90%
Portfolio Turnover Rate	31%		24%		29%	23%	31%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.643 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin

20

Energy Fund

requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market

21

Energy Fund

Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI ACWI Energy Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $721,000 for the year ended January 31, 2019.

22

Energy Fund

For the year ended January 31, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $1,054,000 (0.01%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $394,000, representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks—United States	4,776,142	—	—
Common Stocks—International	1,927,224	883,799	—
Temporary Cash Investments	46,365	216,368	—
Futures Contracts—Assets[1]	233	—	—
Total	6,749,964	1,100,167	—

1 Represents variation margin on the last day of the reporting period.

23

Energy Fund

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	211
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(752,159)
Net Unrealized Gains (Losses)	2,387,157

* The fund used capital loss carryforwards of $87,030,000 to offset taxable capital gains realized during the year ended January 31, 2019, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	5,462,737
Gross Unrealized Appreciation	2,590,307
Gross Unrealized Depreciation	(203,147)
Net Unrealized Appreciation (Depreciation)	2,387,160

F.  During the year ended January 31, 2019, the fund purchased $2,644,575,000 of investment securities and sold $3,147,538,000 of investment securities, other than temporary cash investments.

24

Energy Fund

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	369,497	6,945	425,153	8,257
Issued in Lieu of Cash Distributions	56,497	1,272	79,692	1,521
Redeemed	(764,477)	(14,260)	(1,124,611)	(21,913)
Net Increase (Decrease)—Investor Shares	(338,483)	(6,043)	(619,766)	(12,135)
Admiral Shares
Issued	921,133	9,349	954,935	9,930
Issued in Lieu of Cash Distributions	139,594	1,675	180,333	1,835
Redeemed	(1,350,729)	(13,691)	(1,907,107)	(19,772)
Net Increase (Decrease)—Admiral Shares	(290,002)	(2,667)	(771,839)	(8,007)

H.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Energy ETF	58,996	—	—	—	(9,207)	1,493	—	49,789
Vanguard Market Liquidity Fund	192,265	NA1	NA1	(37)	22	1,778	—	46,365
Total	251,261			(37)	(9,185)	3,271	—	96,154

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I.   Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

26

Special 2018 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $213,503,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 60.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032019

Annual Report | January 31, 2019 Vanguard Global Capital Cycles Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•             Vanguard Global Capital Cycles Fund, formerly known as Vanguard Precious Metals and Mining Fund, changed its name, performance benchmark, and investment strategy on September 26, 2018. The new strategy seeks opportunities resulting from cycles of under- and overinvestment in capital-intensive industries and will invest at least 25% of fund assets in precious metals and mining securities.

•             The fund also changed its advisor during the period. M&G Investment Management Limited no longer manages the fund. The new advisor is Wellington Management Company LLP.

•             For the fiscal year ended January 31, 2019, the fund returned –26.17%, lagging the –19.21% return of its spliced benchmark.

•             Concerns about a U.S.-China trade war, Brexit, and monetary policy were accompanied by volatility and broad declines in global stock markets over the period. The fund’s holdings in materials stocks, which make up nearly three-fourths of its assets, were down sharply. Losses were highest in North America.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

Advisor’s Report

Please note that Vanguard Global Capital Cycles Fund was known as Vanguard Precious Metals and Mining Fund for almost eight months of the fiscal year ended January 31, 2019. Its name, performance benchmark, and investment strategy changed on September 26, 2018. For the full 12-month period through January 31, 2019, the fund returned –26.17% and its spliced benchmark index returned –19.21%. The following report by the fund’s new advisor, Wellington Management Company LLP, covers the period since the changes took effect.

Performance

From September 26, 2018, through January 31, 2019, Vanguard Global Capital Cycles Fund returned –7.19%, behind the –3.54% return of its benchmark, the S&P Global BMI Metals & Mining 25% Weighted Index.

The investment environment

Global equities fell during the period, highlighted by a sharp correction in the final three months of 2018 that led to the worst quarterly return since 2008. Concerns about slowing global economic growth weighed heavily on the markets. China’s economy grew at the weakest pace in a decade, and growth in the euro zone moderated.

Markets contended with a myriad of risks, including increased geopolitical tensions, elevated volatility, tighter liquidity, and trade uncertainty. On the monetary policy front, the Federal Reserve raised the federal funds rate target by a quarter percentage point in late September and again in December, to 2.25%–2.50%—the highest level in a decade—but it later indicated it would be more patient with further rate adjustments.

The European Central Bank concluded its asset-purchase program but announced it would maintain its reinvestment policy for an extended period beyond its first interest rate hike, slated for the second half of 2019.

China’s economy grew at the slowest pace since 1990. In an effort to stabilize growth, the People’s Bank of China cut its reserve requirement ratio by 1% twice during the period, for a total of five times since the beginning of 2018.

Global equities rebounded in January, however, as markets benefited from easing U.S.-China trade tensions. Both countries expressed optimism about a potential trade deal following high-level negotiations in Washington. In Europe, growth in the manufacturing and services sectors slowed, and Brexit risks increased after Parliament overwhelmingly rejected Prime Minister Theresa May’s deal with the European Union.

3

The fund’s shortfalls

Security selection weighed most on the fund’s relative performance for the period from September 26 through January 31, most notably in the materials, utilities, health care, and industrial sectors. An overweight allocation to energy and industrials also weighed on results.

The largest relative detractors included PG&E in utilities, Guyana Goldfields in materials, and Transocean in energy.

The share price of U.S.-based PG&E fell sharply in November amid concerns that the company would be held responsible for the Camp Fire, the deadliest and most destructive wildfire in California’s history. The price plummeted in response to announcements that the company would file for bankruptcy, that claims would be at least $7 billion, and that the CEO would resign.

Canadian gold miner Guyana Goldfields announced third-quarter earnings that were below consensus estimates, and it revised its 2018 guidance downward.

The share price for Transocean, a Swiss offshore drilling company, fell sharply along with the broader energy sector over the fourth quarter, despite mostly positive third-quarter earnings results. We continue to own the stock in the belief that consolidation should prove favorable for the company. Its recent acquisition of value-added specialty drillers should boost margins.

The fund’s successes

Sector allocation contributed to relative results for the period, led by an underweight allocation to information technology and an overweight allocation to utilities. Stock selection in consumer staples, energy, and communication services also helped.

Among the fund’s largest relative contributors were B2Gold in materials, Cameco in energy, and Procter & Gamble in consumer staples.

B2Gold, a Canadian gold miner, reported slightly higher-than-expected fourth-quarter production and issued favorable 2019 guidance. This made 2018 the tenth straight year in which B2Gold achieved record gold production. The company also noted a reduction in its overall debt balance, attributing that to a significant volume of debt repayments in the fourth quarter.

Canada-based uranium miner Cameco performed well over the period, boosted by impressive net third-quarter earnings relative to a net loss for that quarter the prior year. The company also declared an annual dividend.

4

Procter & Gamble, the U.S.-based multinational consumer goods company, was a top relative contributor, driven by strong sales growth that came in ahead of consensus estimates. The sales results were even more impressive considering the company’s reduction in marketing spending.

The fund’s positioning and investment strategy

The fund invests in areas that show opportunities from changing investor sentiment resulting from cycles of under- and overinvestment in capital-intensive industries. At least 25% of the fund’s assets will be invested in metals and mining securities, where these capital cycles have historically been robust.

The remainder of the fund focuses on industries and companies with scarce, high-quality assets that are not easily replicable. As capital flows out of areas that we believe will endure beyond any temporary negative sentiment, we will look for the opportunities to invest at low valuations.

Consistent with this strategy, the fund is overweight by about 9 percentage points to the energy sector and more than 5 percentage points to utilities relative to its benchmark. Within the utilities sector, we find European utilities particularly compelling, and this is driving the fund’s overweighting of Europe.

We continue to see attractive opportunities within Europe and emerging markets (among utilities, real estate, and select financials) because of a lack of investment and depressed expectations. Relative to the benchmark, the fund is underweight in North America and in the Pacific region outside Japan.

Keith E. White

Senior Managing Director

and Equity Portfolio Manager

Wellington Management Company LLP

February 12, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended January 31, 2019
Global Capital Cycles Fund	Beginning Account Value 7/31/2018	Ending Account Value 1/31/2019	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,179.76	$2.03
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Global Capital Cycles Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Capital Cycles Fund	-26.17%	-4.87%	-0.82%	$9,211
Spliced Global Capital Cycles Index	-19.21	-1.07	3.02	13,461
MSCI All Country World Index	-7.48	6.72	11.28	29,128

Spliced Global Capital Cycles Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Global Custom Metals and Mining Index through September 25, 2018; S&P Global BMI Metals & Mining 25% Weighted Index thereafter.

Average Annual Total Returns: Periods Ended December 31, 2018

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Capital Cycles Fund	5/23/1984	-32.27%	-6.21%	-2.48%

See Financial Highlights for dividend and capital gains information.

8

Global Capital Cycles Fund

Sector Diversification

As of January 31, 2019

Aerospace & Defense	4.6%
Building Products	1.0
Coal & Consumable Fuels	4.7
Construction & Engineering	1.2
Construction Materials	2.1
Diversified Banks	7.0
Diversified Capital Markets	1.6
Diversified Metals & Mining	9.7
Electric Utilities	2.4
Electrical Components & Equipment	3.6
Electronic Equipment & Instruments	1.0
Fertilizer & Agricultural Chemicals	3.0
Financial Exchanges & Data	1.4
Gas Utilities	1.1
Gold	16.6
Heavy Electrical Equipment	2.4
Household Products	2.9
Integrated Oil & Gas	3.4
Integrated Telecommunication Services	4.2
Life & Health Insurance	5.0
Multiutilities	4.3
Oil & Gas Drilling	1.2
Oil & Gas Exploration & Production	4.4
Pharmaceuticals	5.1
Precious Metals & Minerals	0.8
Real Estate Operating Companies	0.8
Retail REITs	3.3
Semiconductors	1.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Global Capital Cycles Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (96.8%)
Aerospace & Defense (4.4%)
Lockheed Martin Corp.	94,507	27,378
General Dynamics Corp.	156,924	26,861
BWX Technologies Inc.	168,551	7,824
		62,063
Building Products (1.0%)
Cie de Saint-Gobain	405,437	13,991

Coal & Consumable Fuels (4.5%)
Cameco Corp.	2,298,845	27,862
China Shenhua Energy Co. Ltd.	7,829,500	19,927
*,1 NAC Kazatomprom JSC GDR	935,375	13,329
* NAC KAZATOMPROM JSC-GDR	133,996	1,909
		63,027
Construction & Engineering (1.2%)
Vinci SA	187,943	16,537

Construction Materials (2.0%)
LafargeHolcim Ltd. (Paris Shares)	380,459	17,788
LafargeHolcim Ltd. (Swiss Shares)	218,500	10,276
		28,064
Diversified Banks (6.8%)
ING Groep NV	2,668,653	31,666
Bank of America Corp.	881,524	25,097
Citigroup Inc.	367,491	23,688
Bank of China Ltd.	30,240,000	14,060
		94,511
Diversified Capital Markets (1.5%)
UBS Group AG	1,645,858	21,336

Diversified Metals & Mining (9.4%)
BHP Group plc ADR	921,017	41,427
Rio Tinto plc ADR	588,038	33,089
Glencore plc	5,657,120	23,004
Rio Tinto Ltd.	271,003	17,232
BHP Group Ltd.	659,450	16,838
		131,590
Electric Utilities (2.3%)
Edison International	532,270	30,323
* PG&E Corp.	173,984	2,262
		32,585
Electrical Components & Equipment (3.4%)
ABB Ltd. ADR	961,993	18,422
Schneider Electric SE	220,000	15,647
Legrand SA	240,351	14,240
		48,309
Electronic Equipment & Instruments (0.9%)
Keyence Corp.	25,300	13,020

Fertilizers & Agricultural Chemicals (2.9%)
Nutrien Ltd.	428,359	22,198
Mosaic Co.	564,227	18,213
		40,411
Financial Exchanges & Data (1.4%)
Hong Kong Exchanges & Clearing Ltd.	628,400	19,662

Gas Utilities (1.1%)
Rubis SCA	258,523	15,432

Gold (16.1%)
Agnico Eagle Mines Ltd.	1,678,092	73,131
Barrick Gold Corp.	5,188,180	69,470
Newcrest Mining Ltd.	1,743,304	31,015
OceanaGold Corp.	7,166,272	25,579
* B2Gold Corp.	6,308,447	19,998

10

Global Capital Cycles Fund

		Market
		Value•
	Shares	($000)
* B2Gold Corp. (Toronto Shares)	1,860,800	5,891
* Osisko Gold Royalties Warrants Expire 02/26/2019	231,787	2
		225,086
Heavy Electrical Equipment (2.3%)
Mitsubishi Electric Corp.	2,599,400	32,709

Household Products (2.8%)
Procter & Gamble Co.	408,267	39,386

Integrated Oil & Gas (3.3%)
Royal Dutch Shell plc Class B	735,748	22,844
TOTAL SA	413,919	22,692
		45,536
Integrated Telecommunication Services (4.1%)
China Unicom Hong Kong Ltd.	38,464,000	44,060
Verizon Communications Inc.	239,701	13,198
		57,258
Life & Health Insurance (4.8%)
Sony Financial Holdings Inc.	1,876,700	35,711
Ping An Insurance Group Co. of China Ltd.	1,794,500	17,471
AIA Group Ltd.	1,543,400	13,936
		67,118
Multi-Utilities (4.2%)
National Grid plc	2,778,496	30,256
E.ON SE	2,566,898	28,535
		58,791
Oil & Gas Drilling (1.1%)
* Transocean Ltd.	1,828,264	15,668

Oil & Gas Exploration & Production (4.3%)
Viper Energy Partners LP	828,676	26,278
Diamondback Energy Inc.	116,263	11,989
* WPX Energy Inc.	951,649	11,667
* Concho Resources Inc.	84,547	10,132
		60,066
Other (0.0%)
*,2 Americas Silver Corp. Warrants Expire 06/09/2021	7,108,333	—
* Osisko Metals Inc. Warrants Expire 07/18/2019	3,287,500	—
* Troilus Gold Inc. Warrants Expire 05/21/2020	3,048,780	—
* Orla Mining Ltd. Warrants Expire 02/15/2021	192,500	—
		—
Pharmaceuticals (5.0%)
* Teva Pharmaceutical Industries Ltd. ADR	1,137,893	22,587
Ono Pharmaceutical Co. Ltd.	658,000	14,375
Bristol-Myers Squibb Co.	252,393	12,461
Allergan plc	71,804	10,338
* Mylan NV	322,519	9,659
		69,420
Precious Metals & Minerals (0.8%)
Anglo American Platinum Ltd.	220,586	10,648

Real Estate Operating Companies (0.8%)
BR Properties SA	4,606,700	11,119

Retail REITs (3.2%)
Simon Property Group Inc.	243,370	44,323

Semiconductors (1.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	448,223	16,862
Total Common Stocks
(Cost $1,408,973)		1,354,528
Temporary Cash Investment (1.8%)
Money Market Fund (1.8%)
[3] Vanguard Market Liquidity Fund, 2.572% (Cost $25,263)	252,623	25,262
Total Investments (98.6%)
(Cost $1,434,236)		1,379,790

11

Global Capital Cycles Fund

Amount
($000)
Other Assets and Liabilities (1.4%)
Other Assets
Investment in Vanguard	74
Receivables for Investment Securities Sold	35,124
Receivables for Accrued Income	932
Receivables for Capital Shares Issued	1,141
Total Other Assets	37,271
Liabilities
Payables for Investment Securities Purchased	(10,277)
Payables to Investment Advisor	(515)
Payables for Capital Shares Redeemed	(2,573)
Payables to Vanguard	(4,380)
Other Liabilities	(110)
Total Liabilities	(17,855)
Net Assets (100%)
Applicable to 183,624,112 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,399,206
Net Asset Value Per Share	$7.62

At January 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	3,821,585
Total Distributable Earnings (Loss)	(2,422,379)
Net Assets	1,399,206

•       See Note A in Notes to Financial Statements.

*        Non-income-producing security.

1      Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the value of this security represented 1.0% of net assets.

2      Restricted security represents 0.0% of net assets. See Restricted Security table for additional information.

3      Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Americas Silver Corp. Warrants Expire 06/09/2021	June 2016	—

See accompanying Notes, which are an integral part of the Financial Statements.

12

Global Capital Cycles Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends Received—Unaffiliated Issuers[1]	32,379
Dividends Received—Affiliated Issuers	—
Interest Received—Unaffiliated Issuers	1
Interest—Affiliated Issuers	1,198
Securities Lending—Net	400
Total Income	33,978
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,815
Performance Adjustment	(796)
The Vanguard Group—Note C
Management and Administrative	4,006
Marketing and Distribution	367
Custodian Fees	56
Auditing Fees	31
Shareholders’ Reports and Proxy	110
Trustees’ Fees and Expenses	4
Total Expenses	6,593
Net Investment Income	27,385
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(163,817)
Investment Securities Sold—Affiliated Issuers	(59,173)
Foreign Currencies	(840)
Realized Net Gain (Loss)	(223,830)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(406,148)
Investment Securities—Affiliated Issuers	(32,841)
Foreign Currencies	(40)
Change in Unrealized Appreciation (Depreciation)	(439,029)
Net Increase (Decrease) in Net Assets Resulting from Operations	(635,474)
1 Dividends are net of foreign withholding taxes of $866,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Global Capital Cycles Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,385	12,092
Realized Net Gain (Loss)	(223,830)	(85,852)
Change in Unrealized Appreciation (Depreciation)	(439,029)	25,021
Net Increase (Decrease) in Net Assets Resulting from Operations	(635,474)	(48,739)
Distributions
Net Investment Income	(49,344)	(591)
Realized Capital Gain	—	—
Total Distributions	(49,344)	(591)
Capital Share Transactions
Issued	439,263	813,768
Issued in Lieu of Cash Distributions	44,709	540
Redeemed	(968,422)	(808,977)
Net Increase (Decrease) from Capital Share Transactions	(484,450)	5,331
Total Increase (Decrease)	(1,169,268)	(43,999)
Net Assets
Beginning of Period	2,568,474	2,612,473
End of Period	1,399,206	2,568,474

See accompanying Notes, which are an integral part of the Financial Statements.

14

Global Capital Cycles Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.57	$10.74	$6.22	$9.59	$10.38
Investment Operations
Net Investment Income	.122[1]	.049[1]	.066[1,2]	.175[1,3]	.130
Net Realized and Unrealized Gain (Loss) on Investments	(2.858)	(.217)	4.615	(3.397)	(.920)
Total from Investment Operations	(2.736)	(.168)	4.681	(3.222)	(.790)
Distributions
Dividends from Net Investment Income	(.214)	(.002)	(.161)	(.148)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.214)	(.002)	(.161)	(.148)	—
Net Asset Value, End of Period	$7.62	$10.57	$10.74	$6.22	$9.59

Total Return[4]	-26.17%	-1.56%	75.99%	-34.07%	-7.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,399	$2,568	$2,612	$1,465	$2,087
Ratio of Total Expenses to Average Net Assets[5]	0.33%	0.36%	0.43%	0.35%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.38%	0.47%	0.65%[2]	2.22%[3]	1.33%
Portfolio Turnover Rate	110%	35%	29%	8%	62%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12%, respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.

3 Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.

4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

5 Includes performance-based investment advisory fee increases (decreases) of (0.04%), 0.00%, 0.06%, (0.02%), and (0.08%).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Global Capital Cycles Fund

Notes to Financial Statements

Vanguard Global Capital Cycles Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund changed its name from Vanguard Precious Metals and Mining Fund to Vanguard Global Capital Cycles Fund in September 2018.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more

16

Global Capital Cycles Fund

or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

17

Global Capital Cycles Fund

B.      Beginning July 2018, Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning February 1, 2020, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Custom Global Capital Cycles Index since January 31, 2019. Until July 2018, the fund was managed by M&G Investment Management Limited. The basic fee paid to M&G Investment Management Limited was subject to quarterly adjustments based on performance relative to the S&P 500 Global Custom Metals and Mining Index for the preceding three years. For the year ended January 31, 2019, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $796,000 (0.04%) based on performance.

C.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $74,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	743,263	611,265	—
Temporary Cash Investments	25,262	—	—
Total	768,525	611,265	—

18

Global Capital Cycles Fund

E.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, net operating loss, and the classification of income from a foreign investment holding were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	(1,875)
Total Distributable Earnings (Loss)	1,875

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,362,159)
Net Unrealized Gains (Losses)	(54,463)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	1,434,236
Gross Unrealized Appreciation	69,000
Gross Unrealized Depreciation	(123,446)
Net Unrealized Appreciation (Depreciation)	(54,446)

On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “TCJA”) was signed into law. The TCJA contains provisions that make significant changes to the Internal Revenue Code, including imposing on U.S. investors, such as mutual funds, owning 10% or more of a foreign corporation a one-time “toll tax” on their share of certain accumulated earnings and profits of that foreign corporation. In applying this provision of the TJCA, the fund has determined that it must recognize income from one of its foreign investment holdings, requiring a special distribution to shareholders. The income recognized by the fund is treated as ordinary income for tax purposes. In August 2018, the fund distributed $21,154,000 to shareholders.

19

Global Capital Cycles Fund

F.       During the year ended January 31, 2019, the fund purchased $2,135,686,000 of investment securities and sold $2,654,845,000 of investment securities, other than temporary cash investments.

G.     Capital shares issued and redeemed were:

	Year Ended January 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	49,157	77,469
Issued in Lieu of Cash Distributions	5,000	52
Redeemed	(113,485)	(77,802)
Net Increase (Decrease) in Shares Outstanding	(59,328)	(281)

H.      Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Aguia Resources Ltd.	1,875	—	950	(3,004)	2,079	—	—	—
Alacer Gold Corp.	29,025	—	28,675	(12,551)	12,201	—	—	—
Americas Silver Corp.	9,497	—	3,537	(2,992)	(2,968)	—	—	—
Base Resources Ltd.	15,645	—	11,709	(2,175)	(1,761)	—	—	—
Beadell Resources Ltd.	10,085	—	4,676	(16,446)	11,037	—	—	—
Dalradian Resources Inc.	45,996	—	49,766	18,395	(14,625)	—	—	—
Fortuna Silver Mines Inc.	48,519	—	44,440	2,416	(6,495)	—	—	—
Guyana Goldfields Inc.	43,018	—	13,480	(28,226)	(1,312)	—	—	—
Neo Lithium Corp.	12,984	—	4,068	(2,616)	(6,300)	—	—	—
Nevsun Resources Ltd.	70,572	—	116,069	41,227	4,270	—	—	—

20

Global Capital Cycles Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Nighthawk Gold Corp.	9,683	—	4,077	(4,060)	(1,546)	—	—	—
Osisko Metals Inc.	4,170	—	2,334	(1,737)	(99)	—	—	—
Osisko Mining Inc.	53,681	—	29,332	(16,014)	(8,335)	—	—	—
Premier Gold Mines Ltd.	30,632	3,072	14,456	(7,510)	(11,738)	—	—	—
Roxgold Inc.	26,685	—	17,280	(2,035)	(7,370)	—	—	—
SEMAFO Inc.	61,564	—	43,072	(19,569)	1,077	—	—	—
Troilus Gold Corp.	4,551	—	1,319	(2,277)	(955)	—	—	—
Vanguard Market Liquidity Fund	75,587	NA1	NA1	1	(1)	1,198	—	25,262
Total	553,769			(59,173)	(32,841)	1,198	—	25,262

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I.           Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global Capital Cycles Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Capital Cycles Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2018 tax information (unaudited) for Vanguard Global Capital Cycles Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,040,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

Standard & Poor’s® and S&P® are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032019

Annual Report | January 31, 2019 Vanguard Health Care Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•             For the 12 months ended January 31, 2019, Vanguard Health Care Fund returned 2.76% for Investor Shares and 2.81% for Admiral Shares. The fund’s results surpassed the 1.18% return of the fund’s benchmark, the MSCI All Country World Health Care Index.

•             The broad stock market returned about –2%. Volatility returned as investors faced slowing global economic growth, rising U.S. interest rates, and heightened geopolitical uncertainty.

•             The fund’s advisor, Wellington Management Company LLP, aims to invest in companies it views as temporarily out of favor or whose long-term earnings potential is undervalued.

•             While the advisor’s pharmaceutical holdings matched their counterparts in the benchmark, the fund outperformed in many other areas: facilities, equipment, services, managed health care, and life sciences tools and services.

•             For the ten years ended January 31, 2019, the fund posted an average annual return of about 15%, more than 2 percentage points ahead of its benchmark index.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

Advisor’s Report

For the fiscal year ended January 31, 2019, Vanguard Health Care Fund returned 2.76% for Investor Shares and 2.81% for Admiral Shares. The fund outperformed the 1.18% return of its benchmark, the MSCI All Country World Health Care Index.

The investment environment

We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.

Medical technology was the top-performing subsector in the index for the period. The health care services subsector was second. Biopharma mid-caps and biopharma large-caps lagged the broader sector. Small-cap biopharmaceuticals are not meaningfully represented in the benchmark.

Our successes

Stock selection was strongest in the biopharma large-cap subsector. From an allocation perspective, our underweight to biopharma large-caps aided relative performance.

Eli Lilly, a biopharma large-cap, was the top relative performer for the fund. Shares rose throughout the period on strong reported earnings; the announced spin-off of its animal health business, Elanco; and positive trial data on a promising diabetes treatment.

Also boosting the fund’s relative performance was our decision not to own benchmark components Bayer and AbbVie. Bayer declined more than 40% and AbbVie declined 25% over the period.

Bayer’s recently acquired Monsanto unit faced legal concerns about its weedkiller, Roundup, and alleged links to cancer.

AbbVie’s stock price fell during the first quarter of 2018 on disappointing phase 2 results for its small-cell lung cancer drug, Rova-T. Shares fell further late in the year because of greater-than-expected impact from the launches in Europe of biosimilars to AbbVie’s blockbuster drug, Humira.

Our shortfalls

The fund’s exposure to select mid-cap biopharmaceutical firms, including Mylan, Alnylam, and Alkermes, detracted from performance for the period. Our overweight to Bristol-Myers Squibb also hurt performance relative to the benchmark.

Mylan’s share price traded lower throughout the fiscal year on a number of negative company developments. These included manufacturing compliance concerns at one of its large plants and news about an investigation into a potential price-fixing scheme among a dozen generic-drug companies. On the positive side, Mylan has received some important generic approvals representing large opportunities for the company.

3

Alnylam, a market leader in RNA interference (RNAi) therapeutics, also detracted from performance. The company’s lead drug, patisiran, is used to treat hereditary ATTR amyloidosis, a rare genetic disorder affecting the nervous system, and the heart and other organs. Alnylam’s share price fell after Pfizer reported better-than-expected data for a competing drug to treat ATTR amyloidosis. We continue to be excited about the ATTR opportunity and believe both drugs will do well in the marketplace. We also expect Alnylam’s platform to continue to provide many pipeline opportunities.

Bristol-Myers Squibb, a market leader in immuno-oncology with blockbuster drug Opdivo, was the largest detractor from relative performance. The company had a challenging fiscal year with competitive setbacks in its immuno-oncology franchise and, crucially, the proposed acquisition of Celgene. The size of the acquisition surprised many in the market, including us.

The fund’s positioning and outlook

At period-end, we held about 27% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings were primarily domiciled in Japan, the United Kingdom, Switzerland, Belgium, and Israel; many of those companies operate globally. We believe this strategy provides diversification for shareholders over the long term.

The portfolio consisted of 90 companies across all health care subsectors as of the end of the period. This is up from 85 companies a year ago, as we took advantage of valuation opportunities to initiate positions in a number of mid-cap biopharmaceutical companies. The fund’s ten largest holdings represented a significant 40% of its assets.

The recent stock market gyrations will likely continue, but with valuations broadly lower, we look to 2019 with cautious optimism as the correction has expanded our opportunities. We believe innovation in the biopharmaceutical and medical technology sectors is robust and we were encouraged that the Food and Drug Administration approved a record number of new drugs in 2018.

Pressure on pricing and payment models will be subject to debate, but we continue to believe that fundamental structural reform is unlikely. An important development this past year was the Trump administration’s health care blueprint, which seeks to address high drug prices by increasing competition, fostering pricing transparency, and wringing out inefficiencies in the pharmaceutical market. Importantly, it appears to support biomedical innovation.

We seek companies that look to provide solutions to the challenges facing the health care delivery system globally by shifting focus from volumes to value.

4

Over the long term, innovation, an aging population, and the globalization of demand for cutting-edge health care should continue to drive the growth of the health care sector. We believe that we are favorably positioned to capitalize on that potential growth.

A core tenet of our philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. This should enable our team to identify pockets of opportunity in health care that are best-positioned to create value and generate sustainable, innovation-driven, differentiated growth. We will remain diversified across health care’s subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong, risk-adjusted returns.

As always, we thank you for your continued confidence and support as an investor in Vanguard Health Care Fund.

Jean M. Hynes, CFA

Senior Managing Director and

Portfolio Manager

Wellington Management Company LLP

February 12, 2019

Major Portfolio Changes
Year ended January 31, 2019

Additions	Comments
Zimmer Biomet

We purchased a new position in Zimmer Biomet in May 2018. Zimmer Biomet is a medical device company focused on hip and knee devices. Zimmer and Biomet merged a few years ago and subsequently faced some issues with the FDA over manufacturing compliance. We believe a turnaround is now under way, and Zimmer Biomet provides an interesting opportunity at a compelling valuation.

Daiichi Sankyo

We initiated a new position in Daiichi Sankyo, a Japanese large-cap biopharma company, because of our positive outlook for the firm’s anti-HER2 drug to treat breast cancer and, long-term, the potential for its antibody drug conjugate platform to be an engine of innovation.

Amneal Pharmaceuticals

We initiated a new position in the U.S.-based generics and specialty pharmaceutical mid-cap company. We feel that pricing pressure in generics is abating, and companies like Amneal will benefit from new generic launches in the coming years.

Reductions	Comments
AveXis	We eliminated our position in AveXis, an innovative gene therapy company, after the company agreed to be acquired by Novartis.
Tesaro	We eliminated our position in Tesaro as the company agreed to be acquired by GlaxoSmithKline.

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended January 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2018	1/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,005.32	$1.67
Admiral™ Shares	1,000.00	1,005.56	1.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,023.79	1.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Health Care Fund Investor Shares	2.76%	10.69%	15.18%	$41,081
Spliced Health Care Index	1.18	8.38	12.83	33,451
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	2.81%	10.75%	15.24%	$206,464
Spliced Health Care Index	1.18	8.38	12.83	167,257
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	204,756

See Financial Highlights for dividend and capital gains information.

8

Health Care Fund

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/23/1984	1.15%	9.78%	14.16%
Admiral Shares	11/12/2001	1.21	9.83	14.22

9

Health Care Fund

Sector Diversification

As of January 31, 2019

Biotechnology	15.7%
Consumer Discretionary	0.7
Consumer Staples	0.8
Health Care Distributors	2.6
Health Care Equipment	13.3
Health Care Facilities	3.9
Health Care Services	1.8
Health Care Supplies	0.3
Health Care Technology	1.9
Life Sciences Tools & Services	3.4
Managed Health Care	9.8
Pharmaceuticals	45.4
Real Estate	0.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Health Care Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.2%)
United States (70.6%)
Biotechnology (13.9%)
*	Biogen Inc.	3,695,803	1,233,585
*	Vertex Pharmaceuticals Inc.	5,940,217	1,134,047
*	Regeneron Pharmaceuticals Inc.	2,214,940	950,807
*,1	Incyte Corp.	11,113,220	895,615
*,1	Alnylam Pharmaceuticals Inc.	9,842,666	822,158
*,1	Bluebird Bio Inc.	2,815,599	375,685
*,1	Alkermes plc	9,014,758	296,315
*	Seattle Genetics Inc.	3,140,767	240,049
*,1	Agios Pharmaceuticals Inc.	4,402,124	235,954
*	Ionis Pharmaceuticals Inc.	2,162,408	125,420
*	Ironwood Pharmaceuticals Inc. Class A	6,672,867	91,151
*,^	Portola Pharmaceuticals Inc.	2,929,481	79,389
			6,480,175
Equity Real Estate Investment Trusts (REITs) (0.4%)
	Alexandria Real Estate Equities Inc.	1,365,900	179,903

Food & Staples Retailing (0.8%)
	Walgreens Boots Alliance Inc.	5,106,660	369,007

Health Care Equipment & Supplies (11.6%)
	Abbott Laboratories	16,026,981	1,169,649
*	Boston Scientific Corp.	30,151,814	1,150,292
	Medtronic plc	10,631,384	939,708
	Baxter International Inc.	7,098,891	514,599
	Danaher Corp.	4,250,200	471,432
	Zimmer Biomet Holdings Inc.	2,771,941	303,694
*	Edwards Lifesciences Corp.	1,519,700	258,987
*	Hologic Inc.	4,616,400	204,968
*	Align Technology Inc.	584,482	145,507
	Hill-Rom Holdings Inc.	770,000	77,015
*	Insulet Corp.	866,435	70,346
	Teleflex Inc.	198,600	54,317
*	DexCom Inc.	333,100	46,977
			5,407,491
Health Care Providers & Services (17.4%)
	UnitedHealth Group Inc.	9,939,136	2,685,555
	Anthem Inc.	3,462,341	1,049,089
	HCA Healthcare Inc.	7,111,445	991,549
	McKesson Corp.	6,630,904	850,413
	CVS Health Corp.	12,111,165	793,887
	Universal Health Services Inc. Class B	4,474,100	592,952
	Cardinal Health Inc.	6,818,446	340,718
*	WellCare Health Plans Inc.	1,061,400	293,456
	Humana Inc.	625,794	193,364
*	Centene Corp.	1,121,100	146,382
*	Acadia Healthcare Co. Inc.	4,337,455	118,673
*	Molina Healthcare Inc.	762,800	101,437
			8,157,475
Health Care Technology (1.9%)
*	Cerner Corp.	12,180,317	668,821
*,1	Allscripts Healthcare Solutions Inc.	9,026,993	106,428
*	Teladoc Health Inc.	1,462,938	93,921
			869,170
Life Sciences Tools & Services (2.9%)
	Thermo Fisher Scientific Inc.	3,317,665	815,051
*	IQVIA Holdings Inc.	1,370,611	176,822
	Agilent Technologies Inc.	1,973,650	150,096

11

Health Care Fund

			Market
			Value•
		Shares	($000)
*	Illumina Inc.	534,988	149,684
*	PRA Health Sciences Inc.	613,786	65,043
*	Syneos Health Inc.	475,600	24,275
			1,380,971
Pharmaceuticals (21.7%)
	Bristol-Myers Squibb Co.	51,004,615	2,518,098
	Allergan plc	15,984,604	2,301,463
	Eli Lilly & Co.	18,176,040	2,178,580
	Merck & Co. Inc.	19,164,599	1,426,421
*,1	Mylan NV	34,923,642	1,045,963
*	Nektar Therapeutics Class A	8,182,942	346,466
*,1	Medicines Co.	5,617,020	129,810
*,^	Elanco Animal Health Inc.	3,831,160	111,793
*	Amneal Pharmaceuticals Inc.	7,250,705	89,039
			10,147,633
Total United States			32,991,825
International (26.6%)
Belgium (2.6%)
1	UCB SA	11,840,914	1,026,062
*	Galapagos NV	1,151,526	118,487
*	Argenx SE	655,230	69,524
			1,214,073
China (0.3%)
*,2	WuXi AppTec Co. Ltd.	5,536,500	56,443
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	14,799,500	45,317
	Sino Biopharmaceutical Ltd.	26,203,500	22,167
			123,927
Denmark (0.7%)
*	Genmab A/S	1,801,023	262,542
	H Lundbeck A/S	1,151,911	50,580
			313,122
France (0.7%)
	EssilorLuxottica SA	2,470,611	312,978

Germany (0.1%)
*	QIAGEN NV	2,056,300	75,948

Hong Kong (0.3%)
*	BeiGene Ltd. ADR	1,301,665	168,540

Ireland (0.1%)
*	ICON plc	170,300	23,821

Israel (1.0%)
*	Teva Pharmaceutical Industries Ltd. ADR	23,312,701	462,757

Japan (9.3%)
1	Eisai Co. Ltd.	16,887,225	1,311,234
	Chugai Pharmaceutical Co. Ltd.	14,099,400	832,520
	Takeda Pharmaceutical Co. Ltd.	13,574,116	548,031
	Ono Pharmaceutical Co. Ltd.	19,628,460	428,805
	Shionogi & Co. Ltd.	5,410,654	333,717
	Astellas Pharma Inc.	22,162,100	328,846
	Sysmex Corp.	2,732,700	152,339
	Nippon Shinyaku Co. Ltd.	1,977,800	125,690
	Kyowa Hakko Kirin Co. Ltd.	5,952,900	114,128
	Terumo Corp.	1,799,300	102,726
	Daiichi Sankyo Co. Ltd.	2,509,900	87,063
			4,365,099
Netherlands (0.7%)
	Koninklijke Philips NV	7,859,382	309,860

South Africa (0.0%)
	Aspen Pharmacare Holdings Ltd.	2,091,304	22,988

Switzerland (4.8%)
	Novartis AG	18,700,557	1,632,573
	Roche Holding AG	1,867,888	496,925
	Roche Holding AG (Bearer)	376,066	98,854
*	Idorsia Ltd.	809,587	13,982
			2,242,334
United Kingdom (6.0%)
	AstraZeneca plc	32,545,532	2,357,685
	Smith & Nephew plc	12,297,944	231,680
	Hikma Pharmaceuticals plc	7,465,828	157,948
	NMC Health plc	1,576,843	53,381
			2,800,694
Total International			12,436,141
Total Common Stocks
(Cost $29,383,757)			45,427,966

12

Health Care Fund

			Market
			Value•
		Shares	($000)
	Temporary Cash Investments (2.5%)
	Money Market Fund (0.2%)
3,4	Vanguard Market Liquidity Fund, 2.572%	804,002	80,400

		Face
		Amount
		($000)
	Repurchase Agreements (2.3%)
	Bank of America Securities, LLC 2.570%, 2/1/19 (Dated 1/31/19, Repurchase Value $15,901,000, collateralized by Government National Mortgage Assn. 4.471%–4.608%, 12/20/68 with a value of $16,218,000)	15,900	15,900
	Bank of Nova Scotia 2.540%, 2/1/19 (Dated 1/31/19, Repurchase Value $132,109,000, collateralized by U.S. Treasury Note/Bond 2.000%–4.375%, 11/15/19–2/15/43 with a value of $134,752,000)	132,100	132,100
	Barclays Capital Inc. 2.550%, 2/1/19 (Dated 1/31/19, Repurchase Value $123,809,000, collateralized by U.S. Treasury Note/Bond 2.750%, 8/31/23–11/15/47 with a value of $126,276,000)	123,800	123,800
	BNP Paribas Securities Corp. 2.600%, 2/1/19 (Dated 1/31/19, Repurchase Value $115,108,000, collateralized by Government National Mortgage Assn. 3.000%– 4.000%, 4/20/43–9/20/48, Federal National Mortgage Assn. 3.500%–6.500%, 10/1/19–12/1/48, Federal Home Loan Mortgage Corp. 3.500%–5.000%, 5/1/44– 11/1/48 with a value of $117,402,000)	115,100	115,100
	HSBC Bank USA 2.570%, 2/1/19 (Dated 1/31/19, Repurchase Value $227,316,000, collateralized by Federal National Mortgage Assn. 3.000%–5.000%, 5/1/26–1/1/49, Federal Home Loan Mortgage Corp. 3.500%–4.500%, 11/1/42–9/1/47 with a value of $231,846,000)	227,300	227,300
	Natixis SA 2.540%, 2/1/19 (Dated 1/31/19, Repurchase Value $260,018,000, collateralized by U.S. Treasury Note/Bond 0.000%–7.625%, 6/13/19–5/15/48 with a value of $265,200,000)	260,000	260,000
	Nomura International PLC 2.560%, 2/1/19 (Dated 1/31/19, Repurchase Value $143,610,000, collateralized by U.S. Treasury Note/Bond 0.000%–2.875%, 8/15/19– 11/15/26 with a value of $146,472,000)	143,600	143,600
	RBC Capital Markets LLC 2.550%, 2/1/19 (Dated 1/31/19, Repurchase Value $3,900,000, collateralized by Federal National Mortgage Assn. 4.500%, 5/1/48 with a value of $3,978,000)	3,900	3,900
	Wells Fargo & Co. 2.590%, 2/1/19 (Dated 1/31/19, Repurchase Value $78,406,000, collateralized by Federal National Mortgage Assn. 2.500%–3.500%, 12/1/32–2/1/48 with a value of $79,968,000)	78,400	78,400
			1,100,100
	Total Temporary Cash Investments
	(Cost $1,180,500)		1,180,500
	Total Investments (99.7%)
	(Cost $30,564,257)		46,608,466

13

Health Care Fund

Market
Value•
($000)
Other Assets and Liabilities (0.3%)
Other Assets	391,730
Liabilities[4]	(263,003)
128,727
Net Assets (100%)	46,737,193

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	40,282,842
Affiliated Issuers	6,325,624
Total Investments in Securities	46,608,466
Investment in Vanguard	2,428
Receivables for Investment Securities Sold	307,653
Receivables for Accrued Income	71,522
Receivables for Capital Shares Issued	10,027
Other Assets	100
Total Assets	47,000,196
Liabilities
Payables for Investment Securities Purchased	96,116
Collateral for Securities on Loan	80,385
Payables to Investment Advisor	16,036
Payables for Capital Shares Redeemed	24,505
Payables to Vanguard	41,838
Other Liabilities	4,123
Total Liabilities	263,003
Net Assets	46,737,193

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	28,809,923
Total Distributable Earnings (Loss)	17,927,270
Net Assets	46,737,193

Investor Shares—Net Assets
Applicable to 43,520,506 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,849,610
Net Asset Value Per Share—Investor Shares	$203.34

Admiral Shares—Net Assets
Applicable to 441,827,589 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,887,583
Net Asset Value Per Share—Admiral Shares	$85.75

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $76,216,000.

1   Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, the value of this security represented 0.1% of net assets.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Includes $80,385,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Health Care Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	621,457
Dividends—Affiliated Issuers[2]	35,169
Interest	26,459
Securities Lending—Net	2,131
Total Income	685,216
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,421
Performance Adjustment	235
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,867
Management and Administrative—Admiral Shares	50,618
Marketing and Distribution—Investor Shares	1,193
Marketing and Distribution—Admiral Shares	1,409
Custodian Fees	609
Auditing Fees	35
Shareholders’ Reports—Investor Shares	177
Shareholders’ Reports—Admiral Shares	128
Trustees’ Fees and Expenses	58
Total Expenses	137,750
Net Investment Income	547,466
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	4,404,920
Investment Securities Sold—Affiliated Issuers	(48,372)
Foreign Currencies	(2,149)
Realized Net Gain (Loss)	4,354,399
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,907,527)
Investment Securities—Affiliated Issuers	(792,478)
Foreign Currencies	(2,915)
Change in Unrealized Appreciation (Depreciation)	(3,702,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,198,945

1 Dividends are net of foreign withholding taxes of $15,695,000.

2 Dividends are net of foreign withholding taxes of $7,251,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	547,466	501,758
Realized Net Gain (Loss)	4,354,399	2,847,555
Change in Unrealized Appreciation (Depreciation)	(3,702,920)	6,035,767
Net Increase (Decrease) in Net Assets Resulting from Operations	1,198,945	9,385,080
Distributions
Net Investment Income
Investor Shares	(96,667)	(91,668)
Admiral Shares	(432,952)	(384,798)
Realized Capital Gain[1]
Investor Shares	(645,188)	(606,232)
Admiral Shares	(2,701,232)	(2,282,680)
Total Distributions	(3,876,039)	(3,365,378)
Capital Share Transactions
Investor Shares	(499,536)	(1,099,749)
Admiral Shares	847,001	795,332
Net Increase (Decrease) from Capital Share Transactions	347,465	(304,417)
Total Increase (Decrease)	(2,329,629)	5,715,285
Net Assets
Beginning of Period	49,066,822	43,351,537
End of Period	46,737,193	49,066,822

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $211,812,000 and $271,874,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$215.96	$189.88	$200.67	$216.14	$191.63
Investment Operations
Net Investment Income	2.375 [1]	2.162 [1]	2.039	1.934	2.941
Net Realized and Unrealized Gain (Loss) on Investments	2.489	38.929	2.951	.566	49.127
Total from Investment Operations	4.864	41.091	4.990	2.500	52.068
Distributions
Dividends from Net Investment Income	(2.323)	(2.059)	(1.854)	(2.611)	(2.115)
Distributions from Realized Capital Gains	(15.161)	(12.952)	(13.926)	(15.359)	(25.443)
Total Distributions	(17.484)	(15.011)	(15.780)	(17.970)	(27.558)
Net Asset Value, End of Period	$203.34	$215.96	$189.88	$200.67	$216.14

Total Return[2]	2.76%	22.29%	2.71%	0.49%	28.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,850	$9,853	$9,636	$10,916	$11,660
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.38%	0.37%	0.36%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.12%	1.02%	0.98%	0.84%	1.44%
Portfolio Turnover Rate	16%	11%	12%	18%	20%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.00% for fiscal 2019, 0.04% for fiscal 2018, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$91.08	$80.09	$84.64	$91.17	$80.84
Investment Operations
Net Investment Income	1.036 [1]	.938 [1]	.908	.868	1.290
Net Realized and Unrealized Gain (Loss) on Investments	1.057	16.436	1.244	.236	20.715
Total from Investment Operations	2.093	17.374	2.152	1.104	22.005
Distributions
Dividends from Net Investment Income	(1.027)	(.920)	(.828)	(1.155)	(.942)
Distributions from Realized Capital Gains	(6.396)	(5.464)	(5.874)	(6.479)	(10.733)
Total Distributions	(7.423)	(6.384)	(6.702)	(7.634)	(11.675)
Net Asset Value, End of Period	$85.75	$91.08	$80.09	$84.64	$91.17

Total Return[2]	2.81%	22.35%	2.76%	0.54%	28.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,888	$39,214	$33,715	$36,606	$34,371
Ratio of Total Expenses to Average Net Assets[3]	0.28%	0.33%	0.32%	0.31%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.18%	1.07%	1.03%	0.89%	1.49%
Portfolio Turnover Rate	16%	11%	12%	18%	20%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.00% for fiscal 2019, 0.04% for fiscal 2018, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate

19

Health Care Fund

any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

20

Health Care Fund

8. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index for the preceding three years. For the year ended January 31, 2019, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $235,000 (0.00%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $2,428,000, representing 0.01% of the fund’s net assets and 0.97% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

21

Health Care Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks—United States	32,991,825	—	—
Common Stocks—International	655,118	11,781,023	—
Temporary Cash Investments	80,400	1,100,100	—
Total	33,727,343	12,881,123	—

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	139,167
Total Distributable Earnings (Loss)	(139,167)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	173,640
Undistributed Long-Term Gains	1,827,938
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	15,963,755

22

Health Care Fund

As of January 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	30,644,166
Gross Unrealized Appreciation	17,711,188
Gross Unrealized Depreciation	(1,746,888)
Net Unrealized Appreciation (Depreciation)	15,964,300

F.  During the year ended January 31, 2019, the fund purchased $7,150,107,000 of investment securities and sold $9,938,829,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	876,659	4,206	1,154,125	5,549
Issued in Lieu of Cash Distributions	697,907	3,578	659,513	3,250
Redeemed	(2,074,102)	(9,889)	(2,913,387)	(13,922)
Net Increase (Decrease)—Investor Shares	(499,536)	(2,105)	(1,099,749)	(5,123)
Admiral Shares
Issued	2,006,216	22,549	2,793,811	31,646
Issued in Lieu of Cash Distributions	2,800,761	34,068	2,402,452	28,052
Redeemed	(3,959,976)	(45,334)	(4,400,931)	(50,129)
Net Increase (Decrease)—Admiral Shares	847,001	11,283	795,332	9,569

23

Health Care Fund

H.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Healthcare Co. Inc.	156,814	—	10,564	(6,011)	(21,566)	—	—	NA1
Agios Pharmaceuticals Inc.	342,852	10,326	9,929	(3,328)	(103,967)	—	—	235,954
Alkermes plc	518,485	8,918	17,727	(904)	(212,457)	—	—	296,315
Allscripts Healthcare Solutions Inc.	140,506	—	5,204	(366)	(28,508)	—	—	106,428
Alnylam Pharmaceuticals Inc.	867,028	279,450	—	—	(324,320)	—	—	822,158
athenahealth Inc.	279,963	—	298,189	42,872	(24,646)	—	—	—
Bluebird Bio Inc.	NA2	315,830	24,239	7,809	(1,275)	—	—	375,685
Eisai Co. Ltd.	951,518	51,350	36,918	343	344,941	20,920	—	1,311,234
Incyte Corp.	NA2	104,402	—	—	(63,560)	—	—	895,615
Medicines Co.	184,343	1,003	—	—	(55,536)	—	—	129,810
Mylan NV	1,278,817	168,572	—	—	(401,426)	—	—	1,045,963
Prothena Corp. plc	89,882	—	24,888	(27,247)	(37,747)	—	—	—
TESARO Inc.	202,153	43,417	326,098	(62,927)	143,455	—	—	—
UCB SA	1,031,202	9,823	10,450	1,354	(5,867)	14,249	—	1,026,062
Vanguard Market
Liquidity Fund	166,428	NA3	NA3	33	1	—	—	80,400
Total	6,209,991			(48,372)	(792,478)	35,169	—	6,325,624

1   Not applicable—at January 31, 2019, the security was still held, but the issuer was no longer an affiliated company of the fund.

2   Not applicable—at January 31, 2018, the issuer was not an affiliated company of the fund.

3   Not applicable—purchases and sales are for temporary cash investment purposes.

I.   Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2018 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,250,140,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $646,074,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 39.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032019

Annual Report | January 31, 2019 Vanguard Real Estate Index Funds

Vanguard Real Estate Index Fund Vanguard Real Estate II Index Fund See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Real Estate Index Fund	5
Real Estate II Index Fund	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

Your Fund’s Performance at a Glance

•  For the 12 months ended January 31, 2019, Vanguard Real Estate Index Fund returned 9.53% for Investor Shares. Returns were a bit higher for Institutional and Admiral Shares as well as for Vanguard Real Estate II Index Fund. The results were in line with those of the funds’ benchmark index.

•  In December, the Federal Reserve increased the target range for its federal funds rate by one-quarter of a percentage point, to between 2.25% and 2.5%. This was the Fed’s fourth rate hike of 2018.

•  As defensive stocks gained traction in the broader market beginning in the middle of 2018, the types of real estate investments that outperformed tended to be defensive as well.

•  Health care, residential, and specialized REITs contributed most to the funds’ returns. Hotel and resort REITs, real estate services, real estate development, and diversified real estate activities detracted from relative performance.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2018	1/31/2019	Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,042.37	$1.29
ETF Shares	1,000.00	1,043.47	0.57
Admiral™ Shares	1,000.00	1,043.28	0.57
Institutional Shares	1,000.00	1,043.38	0.46
Real Estate II Index Fund	$1,000.00	$1,043.30	$0.41
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
ETF Shares	1,000.00	1,024.65	0.56
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.75	0.46
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.25% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, and 0.09% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Real Estate Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund Investor Shares	9.53%	8.75%	15.32%	$41,601
Real Estate Spliced Index	9.77	9.01	15.51	42,286
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund ETF Shares Net Asset Value	9.70%	8.90%	15.48%	$42,187
Real Estate Spliced Index	9.77	9.01	15.51	42,286
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

See Financial Highlights for dividend and capital gains information.

Real Estate Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund Admiral Shares	9.69%	8.90%	15.49%	$42,195
Real Estate Spliced Index	9.77	9.01	15.51	42,286
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Real Estate Index Fund Institutional Shares	9.70%	8.91%	15.52%	$21,158,595
Real Estate Spliced Index	9.77	9.01	15.51	21,143,116
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	20,475,588

Cumulative Returns of ETF Shares: January 31, 2009, Through January 31, 2019

	One	Five	Ten
	Year	Years	Years
Real Estate Index Fund ETF Shares Market Price	9.78%	53.39%	319.90%
Real Estate Index Fund ETF Shares Net Asset Value	9.70	53.17	321.87
Real Estate Spliced Index	9.77	53.90	322.86

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/13/1996	-6.11%	7.24%	11.89%
ETF Shares	9/23/2004
Market Price		-5.97	7.41	12.06
Net Asset Value		-5.95	7.40	12.04
Admiral Shares	11/12/2001	-5.95	7.40	12.05
Institutional Shares	12/2/2003	-5.93	7.41	12.07

Real Estate Index Fund

Sector Diversification

As of January 31, 2019

Diversified Real Estate Activities	0.2%
Diversified REITs	4.7
Health Care REITs	9.9
Hotel & Resort REITs	5.0
Industrial REITs	7.1
Office REITs	10.0
Real Estate Development	0.4
Real Estate Operating Companies	0.3
Real Estate Services	2.6
Residential REITs	13.9
Retail REITs	14.5
Specialized REITs	31.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.3%)[1]
Diversified REITs (4.1%)
	WP Carey Inc.	7,641,080	572,240
	VEREIT Inc.	41,611,710	336,223
	Liberty Property Trust	7,020,986	330,969
	STORE Capital Corp.	8,790,333	284,104
	PS Business Parks Inc.	974,368	141,468
	Colony Capital Inc.	22,153,705	134,473
	Empire State Realty Trust Inc.	6,724,508	103,961
	Lexington Realty Trust	10,273,972	98,733
	Washington REIT	3,709,728	94,042
*	Alexander & Baldwin Inc.	3,265,667	75,241
	American Assets Trust Inc.	1,567,184	67,295
	Global Net Lease Inc.	3,401,251	65,950
	Armada Hoffler Properties Inc.	2,311,885	34,724
	iStar Inc.	3,227,123	30,948
	Essential Properties Realty Trust Inc.	1,768,802	28,124
	Gladstone Commercial Corp.	1,351,074	26,954
	One Liberty Properties Inc.	688,602	18,730
§,2	Winthrop Realty Trust	1,892,511	2,061
			2,446,240
Health Care REITs (8.7%)
	Welltower Inc.	17,688,532	1,370,684
	Ventas Inc.	16,940,788	1,092,511
	HCP Inc.	22,330,266	704,297
	Medical Properties Trust Inc.	17,385,009	316,407
^	Omega Healthcare Investors Inc.	7,345,954	295,234
	Healthcare Trust of America Inc. Class A	9,856,930	280,134
	Healthcare Realty Trust Inc.	5,942,121	191,871
	Sabra Health Care REIT Inc.	8,501,901	174,629
	National Health Investors Inc.	1,992,666	165,909
	Physicians Realty Trust	8,681,045	157,214
	Senior Housing Properties Trust	11,290,044	155,464
	LTC Properties Inc.	1,886,841	89,512
	CareTrust REIT Inc.	3,883,629	85,362
	Universal Health Realty Income Trust	625,523	43,611
	New Senior Investment Group Inc.	3,905,073	21,166
	MedEquities Realty Trust Inc.	1,364,174	15,784
			5,159,789
Hotel & Resort REITs (4.4%)
	Host Hotels & Resorts Inc.	35,285,764	637,261
	Park Hotels & Resorts Inc.	9,559,177	287,444
	Hospitality Properties Trust	7,812,615	208,284
	Pebblebrook Hotel Trust	6,220,145	199,356
	Ryman Hospitality Properties Inc.	2,205,208	177,188
	Apple Hospitality REIT Inc.	10,352,144	169,879
	Sunstone Hotel Investors Inc.	10,850,491	155,162
	RLJ Lodging Trust	8,352,865	154,946
	MGM Growth Properties LLC Class A	4,077,871	126,414
	DiamondRock Hospitality Co.	9,897,949	100,563
	Xenia Hotels & Resorts Inc.	5,337,441	100,184

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
	Chesapeake Lodging Trust	2,883,688	82,127
	Summit Hotel Properties Inc.	4,979,416	55,620
	Chatham Lodging Trust	2,171,952	43,895
	Hersha Hospitality Trust Class A	1,780,312	32,989
	CorePoint Lodging Inc.	1,978,973	24,223
	Ashford Hospitality Trust Inc.	4,488,922	22,220
	Braemar Hotels & Resorts Inc.	1,398,611	15,553
			2,593,308
Industrial REITs (6.2%)
	Prologis Inc.	29,948,788	2,071,258
	Duke Realty Corp.	16,982,897	496,580
	First Industrial Realty Trust Inc.	6,005,213	196,491
	EastGroup Properties Inc.	1,704,637	176,362
	Rexford Industrial Realty Inc.	4,356,123	146,366
	STAG Industrial Inc.	4,989,427	137,558
	Americold Realty Trust	4,554,578	133,540
	Terreno Realty Corp.	2,781,515	112,206
	Industrial Logistics Properties Trust	3,082,843	66,250
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,574,968	58,169
	Monmouth Real Estate Investment Corp.	4,028,490	55,351
^	Innovative Industrial Properties Inc.	431,201	26,700
			3,676,831
Office REITs (8.8%)
	Boston Properties Inc.	7,350,464	969,306
	Alexandria Real Estate Equities Inc.	5,034,143	663,047
	Vornado Realty Trust	8,145,591	569,458
	SL Green Realty Corp.	4,117,127	380,546
	Kilroy Realty Corp.	4,782,131	336,949
	Douglas Emmett Inc.	7,661,624	289,839
	Hudson Pacific Properties Inc.	7,461,574	242,277
	Highwoods Properties Inc.	4,903,521	217,324
	JBG SMITH Properties	5,428,367	209,806
	Equity Commonwealth	5,680,529	183,822
	Cousins Properties Inc.	19,923,083	176,319
	Paramount Group Inc.	10,223,715	148,040
	Brandywine Realty Trust	8,475,856	127,562
	Columbia Property Trust Inc.	5,595,475	123,492
	Corporate Office Properties Trust	4,897,739	120,925
	Piedmont Office Realty Trust Inc. Class A	6,061,846	117,357
	Mack-Cali Realty Corp.	4,301,270	88,606
^	Office Properties Income Trust	2,291,848	73,408
	Tier REIT Inc.	2,422,922	56,939
	Easterly Government Properties Inc.	2,861,564	51,394
	Franklin Street Properties Corp.	5,097,849	37,826
	NorthStar Realty Europe Corp.	2,141,242	35,952
	City Office REIT Inc.	1,625,793	18,794
§,^	New York REIT Liquidating LLC	1,208	17
			5,239,005
Other (11.4%)[3]
4,5	Vanguard Real Estate II Index Fund	334,289,153	6,719,464

Residential REITs (12.2%)
	Equity Residential	17,505,974	1,270,233
	AvalonBay Communities Inc.	6,568,107	1,267,119
	Essex Property Trust Inc.	3,139,317	851,383
	UDR Inc.	12,718,870	556,451
	Mid-America Apartment Communities Inc.	5,402,318	547,147
	Camden Property Trust	4,405,377	427,101
	Equity LifeStyle Properties Inc.	4,010,542	424,636
	Sun Communities Inc.	3,849,285	423,075
	Apartment Investment & Management Co.	7,480,577	370,438
	Invitation Homes Inc.	14,845,880	333,884
	American Campus Communities Inc.	6,503,121	299,274
	American Homes 4 Rent Class A	12,646,439	279,613
	Independence Realty Trust Inc.	4,159,198	43,464
	Investors Real Estate Trust	563,979	33,201
	NexPoint Residential Trust Inc.	881,106	32,962
	Preferred Apartment Communities Inc. Class A	1,903,717	30,269
	Front Yard Residential Corp.	2,428,398	26,275
	UMH Properties Inc.	1,570,399	22,033
			7,238,558

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
Retail REITs (12.8%)
	Simon Property Group Inc.	14,705,073	2,678,088
	Realty Income Corp.	13,784,199	946,837
	Regency Centers Corp.	6,834,488	444,242
	Federal Realty Investment Trust	3,235,703	428,957
^	National Retail Properties Inc.	7,458,662	393,146
	Kimco Realty Corp.	19,438,339	330,646
	Brixmor Property Group Inc.	14,001,738	239,850
	Macerich Co.	5,030,699	232,217
	Weingarten Realty Investors	5,762,971	165,340
	Spirit Realty Capital Inc.	4,069,190	161,628
	Taubman Centers Inc.	2,905,610	144,699
2	Brookfield Property REIT Inc. Class A	7,548,711	137,387
	Retail Properties of America Inc.	10,434,565	131,893
	Acadia Realty Trust	3,890,304	111,768
	Urban Edge Properties	5,440,058	111,086
^	Tanger Factory Outlet Centers Inc.	4,466,889	101,622
	SITE Centers Corp.	7,497,109	97,987
	Agree Realty Corp.	1,474,393	97,354
	Retail Opportunity Investments Corp.	4,836,807	84,983
	Kite Realty Group Trust	3,996,360	66,460
^	Seritage Growth Properties Class A	1,623,289	65,272
	Getty Realty Corp.	1,625,884	52,126
	Washington Prime Group Inc.	8,885,084	50,467
	RPT Realty	3,816,261	49,955
	Alexander’s Inc.	106,788	35,567
	Saul Centers Inc.	645,023	34,160
	Urstadt Biddle Properties Inc. Class A	1,408,538	30,171
^	Pennsylvania REIT	3,383,107	24,934
	Whitestone REIT	1,707,043	24,206
	Retail Value Inc.	723,755	22,009
^	CBL & Associates Properties Inc.	8,218,628	20,464
	Spirit MTA REIT	2,062,248	16,127
	Cedar Realty Trust Inc.	4,373,946	15,265
	Urstadt Biddle Properties Inc.	45,349	785
			7,547,698
Specialized REITs (27.7%)
	American Tower Corp.	20,963,253	3,623,289
	Crown Castle International Corp.	19,727,802	2,309,336
	Public Storage	7,454,167	1,584,160
	Equinix Inc.	3,781,172	1,489,782
	Digital Realty Trust Inc.	9,801,404	1,061,884
*	SBA Communications Corp. Class A	5,463,238	997,205
	Weyerhaeuser Co.	36,047,329	945,882
	Extra Space Storage Inc.	6,012,963	592,938
	Iron Mountain Inc.	12,937,886	481,289
	Gaming and Leisure Properties Inc.	9,635,651	361,337
	Lamar Advertising Co. Class A	4,029,509	299,997
	CubeSmart	8,826,679	273,186
	EPR Properties	3,532,125	258,057
	CyrusOne Inc.	4,718,187	255,726
	VICI Properties Inc.	11,830,370	254,708
	Life Storage Inc.	2,211,358	217,310
	Rayonier Inc.	6,154,222	187,334
	CoreSite Realty Corp.	1,643,658	162,377
	Uniti Group Inc.	7,964,458	158,572
	Outfront Media Inc.	6,639,296	137,765
	GEO Group Inc.	5,795,490	130,688
	PotlatchDeltic Corp.	3,059,538	112,836
	CoreCivic Inc.	5,640,094	112,069
	QTS Realty Trust Inc. Class A	2,436,349	102,595
	Four Corners Property Trust Inc.	3,166,467	89,421
	National Storage Affiliates Trust	2,693,042	78,368
	InfraREIT Inc.	2,067,826	43,631
	CatchMark Timber Trust Inc. Class A	2,350,855	21,604
	Jernigan Capital Inc.	928,959	20,140
^	CorEnergy Infrastructure Trust Inc.	556,930	19,944
^	Farmland Partners Inc.	1,523,957	8,549
			16,391,979
Total Equity Real Estate Investment Trusts (REITs)
(Cost $50,428,158)			57,012,872
Real Estate Management & Development (3.1%)
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	1,687,717	26,261
*,^	Five Point Holdings LLC Class A	2,819,689	21,627
	RMR Group Inc. Class A	290,007	19,143
*	Tejon Ranch Co.	1,004,443	18,904
			85,935
Real Estate Development (0.4%)
*	Howard Hughes Corp.	1,934,012	214,753
*	Forestar Group Inc.	489,516	7,837
			222,590

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
	Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	6,104,694	122,033
*	FRP Holdings Inc.	331,060	16,791
			138,824
	Real Estate Services (2.3%)
*	CBRE Group Inc. Class A	15,339,335	701,775
	Jones Lang LaSalle Inc.	2,160,804	309,881
^	Realogy Holdings Corp.	5,897,645	104,683
	HFF Inc. Class A	1,765,779	73,139
	Newmark Group Inc. Class A	5,935,489	62,026
*,^	Redfin Corp.	2,324,232	41,580
*	Marcus & Millichap Inc.	902,792	35,750
	RE/MAX Holdings Inc. Class A	835,233	34,846
*,^	Altisource Portfolio Solutions SA	521,999	12,361
			1,376,041
	Total Real Estate Management & Development (Cost $2,027,971)		1,823,390
	Total Common Stocks
	(Cost $52,456,129)		58,836,262
	Temporary Cash Investments (1.4%)[1]
	Money Market Fund (1.4%)
6,7	Vanguard Market Liquidity Fund, 2.572%	8,014,411	801,441

		Face
		Amount
		($000)
	U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill, 2.284%, 2/21/19	3,000	2,996
	Total Temporary Cash Investments
	(Cost $804,420)		804,437
	Total Investments (100.8%)
	(Cost $53,260,549)		59,640,699
	Other Assets and Liabilities (-0.8%)
	Other Assets		140,037
	Liabilities[7]		(624,070)
			(484,033)
	Net Assets (100%)		59,156,666

			Amount
			($000)
	Statement of Assets and Liabilities
	Assets
	Investments in Securities, at Value
	Unaffiliated Issuers		51,980,346
	Affiliated Issuers		940,889
	Vanguard Real Estate II Index Fund		6,719,464
	Total Investment in Securities		59,640,699
	Investment in Vanguard		2,931
	Receivables for Investment Securities Sold		50,997
	Receivables for Accrued Income		54,493
	Receivables for Capital Shares Issued		31,154
	Other Assets		462
	Total Assets		59,780,736
	Liabilities
	Payables for Investment Securities Purchased		(8,733)
	Collateral for Securities on Loan		(506,034)
	Payables for Capital Shares Redeemed		(86,309)
	Payables to Vanguard		(22,743)
	Other Liabilities		(251)
	Total Liabilities		(624,070)
	Net Assets		59,156,666

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	54,275,486
Total Distributable Earnings (Loss)	4,881,180
Net Assets	59,156,666

Investor Shares—Net Assets
Applicable to 67,572,948 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	1,871,122
Net Asset Value Per Share—Investor Shares	$27.69

Real Estate Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 370,180,793 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,856,514
Net Asset Value Per Share—ETF Shares	$83.36

Admiral Shares—Net Assets
Applicable to 154,252,324 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	18,222,943
Net Asset Value Per Share—Admiral Shares	$118.14

Institutional Shares—Net Assets
Applicable to 448,793,032 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,206,087
Net Asset Value Per Share—Institutional Shares	$18.28

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

§   Security value determined using significant unobservable inputs.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $494,877,000.

1   The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.

2   Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total value of affiliated companies is $139,448,000.

3   “Other” represents securities that are not classified by the fund’s benchmark index.

4   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5   Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund’s Statement of Net Assets.

6   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7   Includes $506,034,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End
Total Return Swaps
					Value and
				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
VICI Properties Inc.	02/04/20	GSCM	121,446	3.144	—
Omega Healthcare Investors Inc.	02/04/20	GSCM	88,016	2.514	—
VEREIT Inc.	02/04/20	GSCM	35,552	2.514	—
Federal Realty Investment Trust	02/04/20	GSCM	34,468	2.514	—
Regency Centers Corp.	02/04/20	GSCM	27,300	2.514	—
Kimco Realty Corp.	02/04/20	GSCM	10,376	2.514	—
Retail Opportunity Investments Corp.	02/04/20	GSCM	9,312	2.514	—
Brixmor Property Group Inc.	02/04/20	GSCM	7,195	2.514	—
					—

GSCM—Goldman Sachs Capital Management.

1 Payment received/paid quarterly.

At January 31, 2019, the counterparty had deposited in segregated accounts securities with a value of $16,674,000 in connection with open swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers	339,484
Dividends Received from Affiliated Issuers	1,337,301
Dividends Received from Vanguard Real Estate II Index Fund	203,421
Interest Received from Unaffiliated Issuers	2,520
Securities Lending—Net	1,942
Total Income	1,884,668
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,486
Management and Administrative—Investor Shares	4,276
Management and Administrative—ETF Shares	30,339
Management and Administrative—Admiral Shares	16,964
Management and Administrative—Institutional Shares	6,549
Marketing and Distribution—Investor Shares	318
Marketing and Distribution—ETF Shares	1,493
Marketing and Distribution—Admiral Shares	1,210
Marketing and Distribution—Institutional Shares	233
Custodian Fees	368
Auditing Fees	40
Shareholders’ Report—Investor Shares	160
Shareholders’ Reports—ETF Shares	472
Shareholders’ Reports—Admiral Shares	112
Shareholders’ Reports—Institutional Shares	74
Trustees’ Fees and Expenses	30
Total Expenses	67,124
Net Investment Income	1,817,544
Realized Net Gain (Loss)
Capital Gain Distributions Received from Unaffiliated Issuers	70,694
Capital Gain Distributions Received from Affiliated Issuers	305,321
Capital Gain Distributions Received from Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	(79,366)
Investment Securities Sold—Affiliated Issuers[1]	597,521
Investment Securities Sold— Vanguard Real Estate II Index Fund	—
Futures Contracts	674
Swap Contracts	30,036

Real Estate Index Fund

Statement of Operations (continued)
Year Ended
January 31, 2019
($000)
Realized Net Gain (Loss)	924,880
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	470,064
Investment Securities—Affiliated Issuers	1,486,234
Investment Securities—Vanguard Real Estate II Index Fund	389,631
Swap Contracts	59
Change in Unrealized Appreciation (Depreciation)	2,345,988
Net Increase (Decrease) in Net Assets Resulting from Operations	5,088,412

1 Includes $2,469,578,000 of net gain (loss) resulting from in-kind redemptions, such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,817,544	1,912,910
Realized Net Gain (Loss)	924,880	2,288,664
Change in Unrealized Appreciation (Depreciation)	2,345,988	(3,829,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,088,412	371,750
Distributions
Net Investment Income
Investor Shares	(62,454)	(69,040)
ETF Shares	(1,028,975)	(1,025,920)
Admiral Shares	(579,344)	(545,730)
Institutional Shares	(269,632)	(244,477)
Realized Capital Gain
Investor Shares	—	(983)
ETF Shares	—	(14,088)
Admiral Shares	—	(7,496)
Institutional Shares	—	(3,343)
Return of Capital
Investor Shares	(20,882)	(28,709)
ETF Shares	(344,053)	(426,390)
Admiral Shares	(193,713)	(226,815)
Institutional Shares	(90,156)	(101,603)
Total Distributions	(2,589,209)	(2,694,594)
Capital Share Transactions
Investor Shares	(355,274)	(383,660)
ETF Shares	(2,701,593)	138,764
Admiral Shares	(367,595)	75,811
Institutional Shares	(371,447)	678,950
Net Increase (Decrease) from Capital Share Transactions	(3,795,909)	509,865
Total Increase (Decrease)	(1,296,706)	(1,812,979)
Net Assets
Beginning of Period	60,453,372	62,266,351
End of Period	59,156,666	60,453,372

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.40	$27.38	$25.59	$28.73	$22.37
Investment Operations
Net Investment Income	.787 [1]	.761 [1]	.746	.711	.645
Net Realized and Unrealized Gain (Loss) on Investments	1.639	(.614)	2.324	(2.851)	6.650
Total from Investment Operations	2.426	.147	3.070	(2.140)	7.295
Distributions
Dividends from Net Investment Income	(.851)	(.788)	(.752)	(.695)	(.624)
Distributions from Realized Capital Gains	—	(.011)	(.187)	—	—
Return of Capital	(.285)	(.328)	(.341)	(.305)	(.311)
Total Distributions	(1.136)	(1.127)	(1.280)	(1.000)	(.935)
Net Asset Value, End of Period	$27.69	$26.40	$27.38	$25.59	$28.73

Total Return[2]	9.53%	0.45%	12.07%	-7.44%	33.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,871	$2,143	$2,603	$2,621	$3,231
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	3.02%	2.87%	2.60%	2.66%	2.56%
Portfolio Turnover Rate[3]	24%	6%	7%	11%	8%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.47	$82.43	$77.05	$86.49	$67.36
Investment Operations
Net Investment Income	2.487 [1]	2.499 [1]	2.334	2.217	2.011
Net Realized and Unrealized Gain (Loss) on Investments	4.934	(1.945)	7.022	(8.533)	20.038
Total from Investment Operations	7.421	.554	9.356	(6.316)	22.049
Distributions
Dividends from Net Investment Income	(2.646)	(2.458)	(2.353)	(2.170)	(1.947)
Distributions from Realized Capital Gains	—	(.034)	(.563)	—	—
Return of Capital	(.885)	(1.022)	(1.060)	(.954)	(.972)
Total Distributions	(3.531)	(3.514)	(3.976)	(3.124)	(2.919)
Net Asset Value, End of Period	$83.36	$79.47	$82.43	$77.05	$86.49

Total Return	9.70%	0.59%	12.25%	-7.31%	33.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,857	$32,377	$33,527	$27,007	$29,487
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.15%	3.01%	2.74%	2.80%	2.70%
Portfolio Turnover Rate[2]	24%	6%	7%	11%	8%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$112.63	$116.83	$109.19	$122.58	$95.46
Investment Operations
Net Investment Income	3.507 [1]	3.538 [1]	3.306	3.142	2.852
Net Realized and Unrealized Gain (Loss) on Investments	7.008	(2.761)	9.966	(12.105)	28.403
Total from Investment Operations	10.515	.777	13.272	(8.963)	31.255
Distributions
Dividends from Net Investment Income	(3.751)	(3.483)	(3.333)	(3.076)	(2.758)
Distributions from Realized Capital Gains	—	(.048)	(.798)	—	—
Return of Capital	(1.254)	(1.447)	(1.501)	(1.351)	(1.377)
Total Distributions	(5.005)	(4.978)	(5.632)	(4.427)	(4.135)
Net Asset Value, End of Period	$118.14	$112.63	$116.83	$109.19	$122.58

Total Return[2]	9.69%	0.58%	12.23%	-7.30%	33.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,223	$17,757	$18,337	$15,029	$15,725
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.01%	2.74%	2.80%	2.70%
Portfolio Turnover Rate[3]	24%	6%	7%	11%	8%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.43	$18.08	$16.90	$18.97	$14.78
Investment Operations
Net Investment Income	.543 [1]	.568 [1]	.515	.489	.444
Net Realized and Unrealized Gain (Loss) on Investments	1.085	(.444)	1.540	(1.870)	4.390
Total from Investment Operations	1.628	.124	2.055	(1.381)	4.834
Distributions
Dividends from Net Investment Income	(.583)	(.542)	(.519)	(.479)	(.430)
Distributions from Realized Capital Gains	—	(.007)	(.123)	—	—
Return of Capital	(.195)	(.225)	(.233)	(.210)	(.214)
Total Distributions	(.778)	(.774)	(.875)	(.689)	(.644)
Net Asset Value, End of Period	$18.28	$17.43	$18.08	$16.90	$18.97

Total Return	9.70%	0.60%	12.23%	-7.27%	33.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,206	$8,176	$7,799	$6,785	$6,788
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.18%	3.03%	2.76%	2.82%	2.72%
Portfolio Turnover Rate[2]	24%	6%	7%	11%	8%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund

Notes to Financial Statements

Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

On November 19, 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. It is anticipated that all of the outstanding Investor Shares will be automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors.

As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Real Estate Index Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Real Estate Index Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security typically reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which

Real Estate Index Fund

actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $2,931,000, representing 0.00% of the fund’s net assets and 1.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	58,834,184	—	2,078
Temporary Cash Investments	801,441	2,996	—
Total	59,635,625	2,996	2,078

Real Estate Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, distribution in excess, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,404,292
Total Distributable Earnings (Loss)	(2,404,292)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(1,574,736)
Net Unrealized Gains (Losses)	6,380,150

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	53,260,549
Gross Unrealized Appreciation	8,985,718
Gross Unrealized Depreciation	(2,605,568)
Net Unrealized Appreciation (Depreciation)	6,380,150

E.  During the year ended January 31, 2019, the fund purchased $21,270,572,000 of investment securities and sold $24,863,033,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,211,986,000 and $10,974,355,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Real Estate Index Fund

F.  Capital share transactions for each class of shares were:

	Year Ended January 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	202,254	7,803	362,805	13,160
Issued in Lieu of Cash Distributions	77,560	2,978	92,491	3,378
Redeemed	(635,088)	(24,392)	(838,956)	(30,421)
Net Increase (Decrease)—Investor Shares	(355,274)	(13,611)	(383,660)	(13,883)
ETF Shares
Issued	8,087,624	102,051	7,194,688	86,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(10,789,217)	(139,300)	(7,055,924)	(85,400)
Net Increase (Decrease)—ETF Shares	(2,701,593)	(37,249)	138,764	725
Admiral Shares
Issued	2,761,716	24,919	3,635,103	30,947
Issued in Lieu of Cash Distributions	680,270	6,116	685,946	5,875
Redeemed[1]	(3,809,581)	(34,442)	(4,245,238)	(36,118)
Net Increase (Decrease)—Admiral Shares	(367,595)	(3,407)	75,811	704
Institutional Shares
Issued	1,757,587	102,091	2,396,349	131,716
Issued in Lieu of Cash Distributions	338,704	19,682	324,780	17,972
Redeemed	(2,467,738)	(142,026)	(2,042,179)	(111,955)
Net Increase (Decrease)—Institutional Shares	(371,447)	(20,253)	678,950	37,733

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	135,395	18,506	58,993	(12,921)	29,782	4,668	—	NA3
Agree Realty Corp.	90,915	15,114	36,106	7,110	20,604	2,578	—	NA3
Alexander & Baldwin Inc.	120,082	18,974	47,251	(6,679)	(9,323)	(561)	—	NA3
Alexandria Real Estate Equities Inc.	800,695	146,296	289,082	58,067	(56,948)	13,333	5,308	NA3

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Altisource Residential Corp.	36,772	301	1,885	1,000	(35,675)	(512)	—	—
American Campus Communities Inc.	345,867	49,605	152,480	(9,666)	59,584	2,984	13,638	NA3
Apartment Investment & Management Co.	432,922	59,086	175,432	24,305	29,559	4,337	8,622	NA3
Apple Hospitality REIT Inc.	272,226	33,181	97,268	(7,334)	(29,459)	11,592	—	NA3
Armada Hoffler Properties Inc.	42,716	8,473	17,675	627	1,436	535	192	NA3
Ashford Hospitality Prime Inc.	15,186	448	2,974	(2,052)	(10,451)	(276)	—	—
Ashford Hospitality Trust Inc.	41,331	5,275	20,300	(319)	(3,555)	(248)	—	NA3
AvalonBay Communities Inc.	1,550,548	215,316	631,695	32,320	100,632	32,011	10,109	NA3
Boston Properties Inc.	1,258,471	169,678	507,019	18,049	30,129	21,462	6,421	NA3
Brandywine Realty Trust	207,416	23,918	72,189	3,900	(33,946)	5,157	—	NA3
Brixmor Property Group Inc.	319,202	44,100	134,056	(63,930)	74,970	14,031	—	NA3
Brookfield Property REIT Inc	NA2	272,640	100,879	(13,241)	(21,133)	1,370	5,942	137,387
Camden Property Trust	528,910	73,973	219,439	27,339	16,319	14,438	443	NA3
CareTrust REIT Inc.	79,575	16,899	33,112	(899)	22,607	3,214	—	NA3
CBL & Associates Properties Inc.	62,714	6,323	21,407	(46,933)	19,678	4,860	—	NA3
Cedar Realty Trust Inc.	30,746	3,227	10,240	(4,276)	(3,950)	438	—	NA3
Chatham Lodging Trust	67,005	8,329	24,792	(4,811)	(1,681)	2,715	—	NA3
Chesapeake Lodging Trust	108,533	15,684	47,297	3,970	545	3,224	1,781	NA3
Colony NorthStar Inc. Class A	309,780	9,124	68,813	(213,477)	(34,369)	535	599	—
Columbia Property Trust Inc.	174,942	21,664	75,278	(6,687)	6,283	5,161	—	NA3
CoreCivic Inc.	180,820	24,131	70,951	(33,713)	11,142	9,670	—	NA3

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Corporate Office Properties Trust	179,024	26,144	70,772	(10,155)	(3,014)	4,755	—	NA3
Cousins Properties Inc.	249,205	34,076	101,967	(851)	(4,142)	5,561	89	NA3
CubeSmart	327,031	51,632	139,366	26,094	7,500	8,851	1,685	NA3
CyrusOne Inc.	329,980	88,567	145,936	33,939	(48,644)	(135)	—	NA3
DCT Industrial Trust Inc.	363,151	25,669	110,700	32,561	(306,251)	(758)	—	—
DDR Corp.	167,216	13,741	61,987	(36,701)	(82,999)	22,428	—	—
DiamondRock Hospitality Co.	155,274	22,538	59,657	(2,395)	(15,353)	5,232	—	NA3
Digital Realty Trust Inc.	1,513,956	207,603	598,824	140,301	(191,884)	34,720	—	NA3
Douglas Emmett Inc.	394,265	54,113	153,514	28,593	(33,835)	2,317	—	NA3
Duke Realty Corp.	619,410	87,907	260,653	53,174	(3,257)	12,478	3,314	NA3
Easterly Government Properties Inc.	53,553	23,748	19,298	972	(7,260)	1,259	—	NA3
EastGroup Properties Inc.	196,347	32,580	80,642	21,776	6,247	4,969	—	NA3
Education Realty Trust Inc.	159,394	15,677	210,314	23,868	9,218	(1,895)	3,536	—
EPR Properties	286,885	44,466	123,739	1,725	47,764	16,009	714	NA3
Equinix Inc.	2,339,501	291,269	839,618	129,570	(430,940)	38,716	—	NA3
Equity Commonwealth	244,644	34,725	110,535	10,346	4,643	15,122	—	NA3
Equity LifeStyle Properties Inc.	470,384	71,706	198,600	66,529	14,618	9,576	—	NA3
Equity Residential	1,492,184	211,452	620,928	(36,765)	224,291	35,667	5,845	NA3
Essex Property Trust Inc.	1,013,827	144,077	429,112	71,379	51,213	19,934	5,553	NA3
Extra Space Storage Inc.	693,324	103,606	306,674	84,793	17,890	22,355	15	NA3
Federal Realty Investment Trust	544,060	80,574	228,288	(569)	33,182	14,439	—	NA3
First Industrial Realty Trust Inc.	243,894	42,448	99,229	25,576	(16,197)	4,377	1,164	NA3
Forest City Realty Trust Inc. Class A	330,139	37,053	381,824	76,450	(58,428)	1,062	—	—
Four Corners Property Trust Inc.	95,230	24,371	43,703	7,407	6,238	2,947	—	NA3

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Franklin Street Properties Corp.	68,033	7,055	23,051	(7,603)	(8,954)	1,291	—	NA3
Gaming and Leisure Properties Inc.	428,876	117,690	189,420	(877)	5,632	23,334	270	NA3
Front Yard Residential Corp.	NA2	4,531	12,127	(2,786)	37,874	366	—	NA3
GEO Group Inc.	184,462	24,609	83,644	(3,727)	9,605	6,958	—	NA3
Getty Realty Corp.	58,003	8,975	23,838	3,158	5,828	2,081	238	NA3
Gladstone Commercial Corp.	34,680	4,205	14,078	(475)	2,947	497	—	NA3
Global Net Lease Inc.	81,413	17,455	37,075	(6,735)	15,467	1,873	—	NA3
Government Properties Income Trust	108,827	10,624	36,103	(7,666)	21,975	577	—	—
Gramercy Property Trust	252,621	16,442	286,956	31,445	(16,594)	(3,833)	10,276	—
HCP Inc.	744,106	109,803	312,947	(127,928)	291,264	24,564	13,391	NA3
Healthcare Realty Trust Inc.	243,780	32,503	96,953	781	10,825	5,041	810	NA3
Healthcare Trust of America Inc. Class A	365,173	49,525	138,585	(4,721)	5,589	6,501	6,549	NA3
Hersha Hospitality Trust Class A	51,171	5,941	25,809	(703)	3,136	674	—	NA3
Highwoods Properties Inc.	326,002	42,233	127,026	5,797	(29,355)	8,294	1,751	NA3
Hospitality Properties Trust	308,288	38,498	119,588	(7,934)	(11,767)	17,711	—	NA3
Host Hotels & Resorts Inc.	1,012,323	138,843	403,183	14,670	(125,391)	32,335	116	NA3
Hudson Pacific Properties Inc.	327,281	44,118	135,118	12,263	(2,883)	266	2,513	NA3
Independence Realty Trust Inc.	49,505	7,823	19,328	865	4,934	1,493	1,028	NA3
Investors Real Estate Trust	45,038	5,910	18,740	(6,706)	6,868	(174)	1,939	NA3
Iron Mountain Inc.	611,738	84,028	232,883	(15,218)	35,333	30,626	1,539	NA3
iStar Inc.	45,217	5,949	16,792	(2,173)	(1,252)	—	605	NA3
JBG SMITH Properties	210,407	59,354	84,534	3,640	20,939	3,096	2,345	NA3
Kilroy Realty Corp.	462,201	67,668	188,766	24,770	(29,158)	7,601	43	NA3
Kimco Realty Corp.	436,518	60,611	190,090	(88,156)	103,505	10,814	11,891	NA3

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Kite Realty Group Trust	95,092	6,399	33,155	(16,608)	15,871	2,971	—	NA3
LaSalle Hotel Properties	227,890	22,255	164,913	25,839	(4,650)	4,291	—	—
Lexington Realty Trust	128,736	15,773	51,678	(8,404)	12,240	6,916	—	NA3
Liberty Property Trust	402,322	57,643	168,891	16,013	23,882	10,307	1,946	NA3
Life Storage Inc.	255,145	38,675	114,583	7,645	29,284	6,908	2,480	NA3
LTC Properties Inc.	106,910	14,582	43,815	1,253	9,660	605	4,148	NA3
Macerich Co.	511,617	54,465	217,492	(27,155)	(82,959)	11,797	304	NA3
Mack-Cali Realty Corp.	112,923	15,873	39,902	(17,849)	17,562	1,560	2,113	NA3
Medical Properties Trust Inc.	313,870	48,766	141,184	3,712	86,501	7,784	11,570	NA3
MGM Growth Properties LLC Class A	127,934	38,995	52,117	2,395	9,768	4,591	—	NA3
Mid-America Apartment Communities Inc.	713,570	98,598	289,683	42,847	(18,184)	21,665	175	NA3
Monmouth Real Estate Investment Corp.	75,450	18,921	24,950	4,938	(19,624)	2,456	2	NA3
National Health Investors Inc.	190,628	27,937	78,681	7,824	18,090	7,194	—	NA3
National Retail Properties Inc.	390,140	65,118	161,291	16,992	82,102	13,175	446	NA3
National Storage Affiliates Trust	82,472	21,506	35,324	3,759	6,321	2,235	—	NA3
New Senior Investment Group Inc.	41,482	4,565	20,556	(11,625)	5,873	—	—	NA3
New York REIT Inc.	22,353	2,346	19,525	(31,501)	55,055	(21,470)	—	NA3
NexPoint Residential Trust Inc.	31,311	6,205	14,415	2,098	8,032	285	—	NA3
NorthStar Realty Europe Corp.	41,298	5,522	24,930	3,956	8,258	—	1,621	NA3
Omega Healthcare Investors Inc.	351,475	56,972	234,349	558	121,839	14,160	180	NA3
Paramount Group Inc.	200,818	27,649	73,747	(10,198)	2,297	3,111	879	NA3

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Park Hotels & Resorts Inc.	NA2	67,853	97,270	1,906	7,953	13,963	13,049	NA3
Pebblebrook Hotel Trust	177,289	28,574	77,159	9,995	(45,891)	5,830	—	NA3
Pennsylvania REIT	51,388	5,836	21,071	(12,866)	532	1,227	—	NA3
Physicians Realty Trust	190,800	29,212	77,826	(7,600)	26,179	2,111	—	NA3
Piedmont Office Realty Trust Inc. Class A	187,225	20,989	86,389	(3,295)	(1,172)	6,310	—	NA3
Preferred Apartment Communities Inc. Class A	35,483	22,928	25,040	(7,532)	4,936	476	450	NA3
Prologis Inc.	2,281,569	339,352	959,261	242,975	166,624	42,019	16,781	NA3
Public Storage	2,019,383	298,818	873,406	102,656	36,711	65,694	1,049	NA3
QTS Realty Trust Inc. Class A	159,765	19,015	50,507	(3,757)	(22,126)	2,482	—	NA3
Quality Care Properties Inc.	83,525	6,457	131,173	33,609	7,582	—	—	—
Ramco-Gershenson Properties Trust	69,142	6,995	23,014	(4,904)	18,102	(205)	—	—
Realogy Holdings Corp.	NA2	177,094	28,929	(4,612)	(43,822)	1,661	—	NA3
Realty Income Corp.	961,952	155,141	385,906	23,539	193,695	29,621	—	NA3
Regency Centers Corp.	634,791	118,256	308,676	(8,707)	7,974	17,686	—	NA3
Retail Opportunity Investments Corp.	123,236	17,995	51,365	3,140	(8,061)	3,232	268	NA3
Retail Properties of America Inc.	183,468	23,764	80,710	(14,425)	21,936	5,565	—	NA3
Rexford Industrial Realty Inc.	139,212	42,383	50,212	11,730	3,170	2,663	—	NA3
RLJ Lodging Trust	266,228	33,078	100,713	(8,784)	(36,428)	7,102	4,878	NA3
Ryman Hospitality Properties Inc.	232,432	31,754	95,547	26,593	(18,436)	8,014	123	NA3
Sabra Health Care REIT Inc.	209,688	31,715	91,795	(24,909)	47,406	10,607	6,723	NA3
SBA Communications Corp. Class A	NA2	1,059,863	177,414	2,907	96,246	—	—	NA3

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Senior Housing Properties Trust	271,328	33,560	103,374	(21,228)	(24,821)	6,087	12,763	NA3
Seritage Growth Properties Class A	68,238	24,688	23,648	426	(3,945)	674	435	NA3
Simon Property Group Inc.	3,346,756	477,033	1,409,749	135,330	128,719	129,060	5,100	NA3
SL Green Realty Corp.	655,463	74,636	306,190	(22,219)	(21,142)	5,980	9,639	NA3
Spirit MTA REIT	NA2	29,004	9,911	278	(3,244)	3,185	316	NA3
Spirit Realty Capital Inc.	246,845	29,941	112,816	(28,178)	22,855	9,779	25,063	NA3
STAG Industrial Inc.	153,983	31,233	59,095	5,933	4,272	5,244	1,228	NA3
STORE Capital Corp.	276,198	55,433	116,637	7,889	60,949	10,121	1,601	NA3
Summit Hotel Properties Inc.	106,473	12,360	38,357	2,592	(27,447)	4,086	—	NA3
Sun Communities Inc.	462,846	83,104	216,614	62,072	28,126	6,288	603	NA3
Sunstone Hotel Investors Inc.	250,335	32,668	95,215	8,194	(40,819)	7,064	624	NA3
Tanger Factory Outlet Centers Inc.	157,570	18,973	59,546	(20,915)	4,628	6,709	3	NA3
Taubman Centers Inc.	246,647	30,321	93,285	(14,349)	(22,606)	4,765	86	NA3
Terreno Realty Corp.	122,901	23,159	46,507	9,265	3,431	2,065	412	NA3
Tier REIT Inc.	61,273	12,703	26,894	5,768	4,481	1,460	—	NA3
UDR Inc.	644,129	90,742	267,464	36,584	55,597	10,295	4,396	NA3
UMH Properties Inc.	26,624	17,200	20,970	(4,239)	3,472	577	—	NA3
Universal Health Realty Income Trust	56,751	7,100	20,891	4,591	(3,939)	1,606	225	NA3
Urban Edge Properties	175,346	21,301	64,638	(2,522)	(18,401)	5,309	—	NA3
Vanguard Market Liquidity Fund	164,286	NA4	NA4	3	20	2,495	—	801,441
Vanguard Real Estate II Index Fund	6,126,412	278,676	—	—	389,631	203,421	—	6,719,464
Ventas Inc.	1,313,443	180,876	522,294	(34,003)	154,490	54,781	3,672	NA3
VEREIT Inc.	462,377	61,043	231,615	(81,319)	141,892	844	—	NA3
Vornado Realty Trust	805,092	107,040	316,609	(19,722)	(6,341)	20,074	1,967	NA3

Real Estate Index Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Washington Prime Group Inc.	80,600	11,819	34,050	(35,186)	27,286	9,978	—	NA3
Washington REIT	145,371	19,077	56,316	(1,536)	(9,189)	1,592	—	NA3
Weingarten Realty Investors	237,807	30,598	94,279	(15,069)	6,284	7,794	10,677	NA3
Welltower Inc.	1,457,867	215,423	592,097	(66,985)	358,048	44,511	22,578	NA3
Whitestone REIT	33,393	5,257	16,314	(395)	1,643	819	799	NA3
Winthrop Realty Trust	12,674	—	10,504	—	(109)	946	—	2,061
WP Carey Inc.	456,443	246,622	206,183	167	72,262	21,665	3,675	NA3
Xenia Hotels & Resorts Inc.	156,245	25,164	62,033	849	(20,293)	6,160	—	NA3
	57,342,038	9,466,991	22,161,786	597,571	1,875,865	1,540,721	305,321	7,660,353

1      Does not include adjustments to related return of capital.

2      Not Applicable—at January 31, 2018, the issuer was not an affiliated company of the fund.

3      Not Applicable—at January 31, 2019, the security was still held, but the issuer was no longer an affiliated company of the fund.

4      Not Applicable—purchases and sales are for temporary cash investment purposes.

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

Real Estate II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 26, 2017, Through January 31, 2019

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(9/26/2017)	Investment
Real Estate II Index Fund	9.68%	4.79%	$106,513,279
Real Estate Spliced Index	9.77	4.88	106,637,183
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	7.70	110,518,068

Real Estate Spliced index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard.

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Vanguard Real Estate II Index Fund	9/26/2017	-5.95%	-3.71%

See Financial Highlights for dividend and capital gains information.

Real Estate II Index Fund

Sector Diversification

As of January 31, 2019

Diversified Real Estate Activities	0.2%
Diversified REITs	4.4
Health Care REITs	10.0
Hotel & Resort REITs	5.0
Industrial REITs	7.0
Office REITs	10.0
Real Estate Development	0.4
Real Estate Operating Companies	0.3
Real Estate Services	2.6
Residential REITs	13.9
Retail REITs	14.6
Specialized REITs	31.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate II Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.1%)[1]
Diversified REITs (4.4%)
WP Carey Inc.	981,106	73,475
Liberty Property Trust	900,206	42,436
STORE Capital Corp.	1,126,597	36,412
VEREIT Inc.	2,842,952	22,971
PS Business Parks Inc.	124,759	18,114
Colony Capital Inc.	2,832,339	17,192
Empire State Realty Trust Inc.	864,086	13,359
Lexington Realty Trust	1,314,721	12,634
Washington REIT	478,934	12,141
* Alexander & Baldwin Inc.	416,994	9,608
American Assets Trust Inc.	201,365	8,647
Global Net Lease Inc.	434,416	8,423
Armada Hoffler Properties Inc.	297,138	4,463
iStar Inc.	413,504	3,965
Essential Properties Realty Trust Inc.	225,804	3,590
Gladstone Commercial Corp.	175,065	3,493
One Liberty Properties Inc.	87,811	2,388
		293,311
Health Care REITs (10.0%)
Welltower Inc.	2,265,516	175,555
Ventas Inc.	2,170,646	139,985
HCP Inc.	2,861,091	90,239
^ Omega Healthcare Investors Inc.	1,219,881	49,027
Medical Properties Trust Inc.	2,221,885	40,438
Healthcare Trust of America Inc. Class A	1,263,958	35,922
Healthcare Realty Trust Inc.	762,839	24,632
Sabra Health Care REIT Inc.	1,086,245	22,311
National Health Investors Inc.	256,725	21,375
Physicians Realty Trust	1,109,151	20,087
Senior Housing Properties Trust	1,448,351	19,944
LTC Properties Inc.	241,351	11,450
CareTrust REIT Inc.	493,136	10,839
Universal Health Realty Income Trust	79,454	5,539
New Senior Investment Group Inc.	501,057	2,716
MedEquities Realty Trust Inc.	174,099	2,014
		672,073
Hotel & Resort REITs (4.9%)
Host Hotels & Resorts Inc.	4,516,920	81,575
Park Hotels & Resorts Inc.	1,225,700	36,857
Hospitality Properties Trust	1,001,443	26,698
Pebblebrook Hotel Trust	794,442	25,462
Ryman Hospitality Properties Inc.	281,391	22,610
Apple Hospitality REIT Inc.	1,333,661	21,885
Sunstone Hotel Investors Inc.	1,390,754	19,888
RLJ Lodging Trust	1,068,249	19,816
MGM Growth Properties LLC Class A	521,895	16,179
DiamondRock Hospitality Co.	1,265,328	12,856
Xenia Hotels & Resorts Inc.	681,463	12,791
Chesapeake Lodging Trust	367,899	10,478
Summit Hotel Properties Inc.	638,735	7,135
Chatham Lodging Trust	279,729	5,653

Real Estate II Index Fund

		Market
		Value•
	Shares	($000)
Hersha Hospitality Trust Class A	228,278	4,230
CorePoint Lodging Inc.	253,747	3,106
Ashford Hospitality Trust Inc.	570,486	2,824
Braemar Hotels & Resorts Inc.	177,588	1,975
		332,018
Industrial REITs (7.0%)
Prologis Inc.	3,833,608	265,132
Duke Realty Corp.	2,175,713	63,618
First Industrial Realty Trust Inc.	767,360	25,108
EastGroup Properties Inc.	217,459	22,498
Rexford Industrial Realty Inc.	556,048	18,683
STAG Industrial Inc.	635,657	17,525
Americold Realty Trust	583,186	17,099
Terreno Realty Corp.	355,519	14,342
Industrial Logistics Properties Trust	396,192	8,514
Hannon Armstrong Sustainable Infrastructure Capital Inc.	329,420	7,442
Monmouth Real Estate Investment Corp.	517,207	7,106
Innovative Industrial Properties Inc.	54,276	3,361
		470,428
Office REITs (10.0%)
Boston Properties Inc.	940,396	124,010
Alexandria Real Estate Equities Inc.	644,062	84,829
Vornado Realty Trust	1,042,769	72,900
SL Green Realty Corp.	527,275	48,736
Kilroy Realty Corp.	612,459	43,154
Douglas Emmett Inc.	983,245	37,196
Hudson Pacific Properties Inc.	954,415	30,990
Highwoods Properties Inc.	630,346	27,937
JBG SMITH Properties	696,266	26,911
Equity Commonwealth	739,751	23,938
Cousins Properties Inc.	2,561,244	22,667
Paramount Group Inc.	1,318,219	19,088
Brandywine Realty Trust	1,087,481	16,367
Columbia Property Trust Inc.	718,280	15,852
Corporate Office Properties Trust	628,566	15,519
Piedmont Office Realty Trust Inc. Class A	781,590	15,132
Mack-Cali Realty Corp.	549,862	11,327
Office Properties Income Trust	293,846	9,412
Tier REIT Inc.	309,483	7,273
Easterly Government Properties Inc.	368,108	6,611
Franklin Street Properties Corp.	654,314	4,855
NorthStar Realty Europe Corp.	273,493	4,592
City Office REIT Inc.	208,484	2,410
		671,706
Residential REITs (13.8%)
Equity Residential	2,242,732	162,733
AvalonBay Communities Inc.	841,740	162,388
Essex Property Trust Inc.	402,219	109,082
UDR Inc.	1,629,894	71,308
Mid-America Apartment Communities Inc.	693,125	70,200
Camden Property Trust	565,161	54,792
Equity LifeStyle Properties Inc.	515,411	54,572
Sun Communities Inc.	493,704	54,263
Apartment Investment & Management Co.	958,336	47,457
Invitation Homes Inc.	1,902,148	42,779
American Campus Communities Inc.	834,497	38,404
American Homes 4 Rent Class A	1,618,927	35,794
Independence Realty Trust Inc.	534,673	5,587
Investors Real Estate Trust	72,639	4,276
NexPoint Residential Trust Inc.	112,250	4,199
Preferred Apartment Communities Inc. Class A	243,422	3,870
Front Yard Residential Corp.	309,581	3,350
UMH Properties Inc.	202,268	2,838
		927,892
Retail REITs (14.5%)
Simon Property Group Inc.	1,883,006	342,933
Realty Income Corp.	1,766,210	121,321
Regency Centers Corp.	928,728	60,367
Federal Realty Investment Trust	447,551	59,332
National Retail Properties Inc.	955,949	50,388
Kimco Realty Corp.	2,566,368	43,654

Real Estate II Index Fund

			Market
			Value•
		Shares	($000)
	Brixmor Property Group Inc.	1,843,302	31,576
	Macerich Co.	644,371	29,744
	Weingarten Realty Investors	741,717	21,280
	Spirit Realty Capital Inc.	522,283	20,745
	Taubman Centers Inc.	371,666	18,509
	Brookfield Property REIT Inc. Class A	961,634	17,502
	Retail Properties of America Inc.	1,336,488	16,893
	Acadia Realty Trust	496,160	14,255
	Urban Edge Properties	694,153	14,175
	Tanger Factory Outlet Centers Inc.	571,620	13,004
	SITE Centers Corp.	955,561	12,489
	Agree Realty Corp.	188,869	12,471
	Retail Opportunity Investments Corp.	686,514	12,062
	Kite Realty Group Trust	509,950	8,481
^	Seritage Growth Properties Class A	206,633	8,309
	Getty Realty Corp.	208,701	6,691
	Washington Prime Group Inc.	1,134,503	6,444
	RPT Realty	487,571	6,382
	Alexander’s Inc.	13,995	4,661
	Saul Centers Inc.	82,069	4,346
	Urstadt Biddle Properties Inc. Class A	181,434	3,886
	Pennsylvania REIT	428,685	3,159
	Whitestone REIT	218,508	3,099
	Retail Value Inc.	92,373	2,809
^	CBL & Associates Properties Inc.	1,052,769	2,621
	Spirit MTA REIT	263,024	2,057
	Cedar Realty Trust Inc.	553,154	1,931
			977,576
Specialized REITs (31.5%)
	American Tower Corp.	2,684,511	463,991
	Crown Castle International Corp.	2,526,233	295,721
	Public Storage	954,956	202,947
	Equinix Inc.	484,179	190,767
	Digital Realty Trust Inc.	1,255,063	135,974
*	SBA Communications Corp. Class A	699,354	127,653
	Weyerhaeuser Co.	4,614,230	121,077
	Extra Space Storage Inc.	770,351	75,964
	Iron Mountain Inc.	1,655,492	61,584
	VICI Properties Inc.	2,249,296	48,427
	Gaming and Leisure Properties Inc.	1,236,977	46,387
	Lamar Advertising Co. Class A	515,310	38,365
	CubeSmart	1,131,978	35,035
	EPR Properties	452,839	33,084
	CyrusOne Inc.	603,619	32,716
	Life Storage Inc.	283,825	27,892
	Rayonier Inc.	788,607	24,005
	CoreSite Realty Corp.	209,912	20,737
	Uniti Group Inc.	1,016,887	20,246
	Outfront Media Inc.	847,672	17,589
	GEO Group Inc.	741,236	16,715
	PotlatchDeltic Corp.	390,783	14,412
	CoreCivic Inc.	721,717	14,341
	QTS Realty Trust Inc. Class A	310,599	13,079
	Four Corners Property Trust Inc.	406,863	11,490
	National Storage Affiliates Trust	344,172	10,015
	InfraREIT Inc.	267,771	5,650
	CatchMark Timber Trust Inc. Class A	299,502	2,753
	CorEnergy Infrastructure Trust Inc.	72,968	2,613
	Jernigan Capital Inc.	118,217	2,563
^	Farmland Partners Inc.	189,631	1,064
			2,114,856
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,189,450)			6,459,860
Real Estate Management & Development (3.5%)
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	223,488	3,478
*	Five Point Holdings LLC Class A	363,669	2,789
*	Tejon Ranch Co.	134,504	2,531
	RMR Group Inc. Class A	37,023	2,444
			11,242
Real Estate Development (0.4%)
*	Howard Hughes Corp.	249,157	27,666
*	Forestar Group Inc.	63,448	1,016
			28,682
Real Estate Operating Companies (0.3%)
	Kennedy-Wilson Holdings Inc.	790,021	15,792
*	FRP Holdings Inc.	42,845	2,173
			17,965
Real Estate Services (2.6%)
*	CBRE Group Inc. Class A	1,965,847	89,938
	Jones Lang LaSalle Inc.	277,320	39,770
^	Realogy Holdings Corp.	755,023	13,402
	HFF Inc. Class A	226,446	9,379

Real Estate II Index Fund

			Market
			Value•
		Shares	($000)
	Newmark Group Inc. Class A	762,471	7,968
*,^	Redfin Corp.	296,928	5,312
*	Marcus & Millichap Inc.	117,322	4,646
	RE/MAX Holdings Inc. Class A	108,289	4,518
*,^	Altisource Portfolio Solutions SA	67,274	1,593
			176,526
	Total Real Estate Management & Development (Cost $258,520)		234,415
	Total Common Stocks (Cost $6,447,970)		6,694,275
	Temporary Cash Investment (1.2%)[1]
	Money Market Fund (1.2%)
2,3	Vanguard Market Liquidity Fund, 2.572%	756,577	75,658
	Total Temporary Cash Investments (Cost $75,657)		75,658
	Total Investments (100.8%) (Cost $6,523,627)		6,769,933

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	332
Receivables for Accrued Income	6,181
Other Assets	867
Total Other Assets	7,380
Payables for Investment Securities Purchased	(1,148)
Collateral for Securities on Loan	(56,420)
Payables to Vanguard	(281)
Total Liabilities	(57,849)
Net Assets (100%)
Applicable to 334,289,153 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,719,464
Net Asset Value Per Share	$20.10

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	6,539,291
Total Distributable Earnings (Loss)	180,173
Net Assets	6,719,464

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^      Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $55,241,000.

1   The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.

2     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3     Includes $56,420,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Total Return Swaps
						Value and
				Floating		Unrealized
			Notional	Interest Rate		Appreciation
	Termination		Amount	Received		(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(Paid	)[1]	($000)
VEREIT Inc.	02/04/20	GSCM	24,644	2.514		—

GSCM—Goldman Sachs Capital Management.

1 Payment received/paid quarterly.

At January 31, 2019, the counterparty had deposited in segregated accounts securities with a value of $544,000 in connection with open swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends[1]	204,136
Securities Lending—Net	183
Total Income	204,319
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,077
Management and Administrative	3,482
Marketing and Distribution	88
Custodian Fees	180
Auditing Fees	44
Shareholders’ Reports	47
Trustees’ Fees and Expenses	20
Total Expenses	4,938
Net Investment Income	199,381
Realized Net Gain (Loss)
Capital Gain Distributions Received	44,611
Investment Securities Sold[1]	(122,645)
Futures Contracts	118
Swap Contracts	1,519
Realized Net Gain (Loss)	(76,397)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	470,068
Net Increase (Decrease) in Net Assets Resulting from Operations	593,052

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $142,000, ($2,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Statement of Changes in Net Assets

		Sept. 26,
	Year Ended	2017[1] to
	January 31,	January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	199,381	85,094
Realized Net Gain (Loss)	(76,397)	9,589
Change in Unrealized Appreciation (Depreciation)	470,068	(223,762)
Net Increase (Decrease) in Net Assets Resulting from Operations	593,052	(129,079)
Distributions
Net Investment Income	(203,421)	(70,790)
Realized Capital Gain	—	(9,589)
Return of Capital	(75,255)	(2,954)
Total Distributions	(278,676)	(83,333)
Capital Share Transactions
Issued	—	6,255,491
Issued in Lieu of Cash Distributions	278,676	83,333
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	278,676	6,338,824
Total Increase (Decrease)	593,052	6,126,412
Net Assets
Beginning of Period	6,126,412	—
End of Period	6,719,464	6,126,412

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Financial Highlights

		Sept. 26,
	Year Ended	2017[1] to
	January 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	1.176	(.834)
Total from Investment Operations	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.626)	(.225)
Distributions from Realized Capital Gains	—	(.030)
Return of Capital	(.231)	(.009)
Total Distributions	(.857)	(.264)
Net Asset Value, End of Period	$20.10	$19.17

Total Return	9.68%	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.22%	3.84%[3]
Portfolio Turnover Rate	23%	1%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Notes to Financial Statements

Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2019, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2019.

Real Estate II Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Real Estate II Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Real Estate II Index Fund

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $332,000, representing 0.00% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At January 31, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount ($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Real Estate II Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(77,916)
Net Unrealized Gains (Losses)	246,306

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	6,523,627
Gross Unrealized Appreciation	546,879
Gross Unrealized Depreciation	(300,573)
Net Unrealized Appreciation (Depreciation)	246,306

E.  During the year ended January 31, 2019, the fund purchased $1,702,698,000 of investment securities and sold $1,403,960,000 of investment securities, other than temporary cash investments.

F.  Capital shares issued and redeemed were:

	Year Ended	Sept. 26, 2017[1] to
	January 31, 2019	January 31, 2018
	Shares	Shares
	(000)	(000)
Issued	—	315,418
Issued in Lieu of Cash Distributions	14,725	4,147
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	14,725	319,565

1 Inception.

G. Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund

Opinions on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and the statement of net assets of Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the “Funds”) as of January 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Vanguard Real Estate Index Fund	Statement of operations for the year ended January 31, 2019 and statement of changes in net assets for each of the two years in the period ended January 31, 2019
Vanguard Real Estate II Index Fund

Statement of operations for the year ended January 31, 2019 and statement of changes in net assets for the year ended January 31, 2019 and for the period September 26, 2017 (inception) through January 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Real Estate Index Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $116,358,000 of qualified dividend income to shareholders during the fiscal year.

Special 2018 tax information (unaudited) for Vanguard Real Estate II Index Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $12,882,000 of qualified dividend income to shareholders during the fiscal year.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q1230 032019

Annual Report | January 31, 2019 Vanguard Dividend Growth Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Trustees Approve Advisory Arrangement	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•             For the fiscal year ended January 31, 2019, Vanguard Dividend Growth Fund returned 1.63%, ahead of the –0.83% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

•             Dividend-paying stocks outpaced the broad U.S. stock market over the 12 months as volatility returned amid slowing global economic growth, trade-war jitters, and rising U.S. interest rates.

•             The fund’s benchmark consists of the stocks of companies that have a record of increasing dividends over time.

•             Six of the fund’s industry sectors had positive results, led by consumer discretionary and real estate. The advisor’s smaller allocation to industrials compared with the benchmark, along with solid selection, made that sector a net contributor. Energy and financials detracted from performance.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

Advisor’s Report

For the 12 months ended January 31, 2019, Vanguard Dividend Growth Fund returned 1.63%, outperforming the –0.83% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment

U.S. equities, as measured by the Standard & Poor’s 500 Index, returned –2.31% amid concerns about slowing global growth, rich valuations, central banks’ rising benchmark interest rates, and heightened volatility. Non-U.S. equities also underperformed, returning –12.51%, as measured by the MSCI EAFE Index. Sentiment was weighed down by unresolved U.S.-China trade issues and concerns over a slowdown in economic activity.

The fund’s relative performance was positive for the fiscal year, most notably during the fourth quarter of 2018. A confluence of macroeconomic challenges, including slowing global growth, political and trade tensions, the strong U.S. dollar, and increasing cost pressures, impeded many U.S. equities. Generally speaking, the most defensive stocks with solid free cash flow and stable businesses performed well as investors fled to safety-oriented equities. Many of our holdings benefited from this trend because we tend to have a high-quality, defensive footprint. Overall, we remain cautious in our investment posture, as we expect many of these macro challenges to remain in 2019. We believe the portfolio is well-positioned for this environment.

We are pleased with the fund’s performance and its consistency with our (and hopefully your) expectations in the current environment, but we remind ourselves that this is a long game.

The fund’s successes

Selection in consumer discretionary, consumer staples, materials, and industrial stocks contributed the most to performance over the fiscal year.

Sector allocation, a residual of our bottom-up stock selection process, also aided results. Our overweight allocation to real estate and underweight to industrials helped the most.

Among the top absolute contributors were TJX (consumer discretionary), Nike (consumer discretionary), Union Pacific (industrials), and American Tower (real estate).

TJX advanced on strong adjusted earnings per share. Results were solid across the board as sales, gross profit, and operating profit all increased year over year. We believe the company can achieve same-store sales growth as it captures new customers with strong inventory

3

management, targeted marketing, and excellent execution by a top-tier management team.

In addition, TJX is unique in the large-capitalization universe in that it has potential to outperform in both offensive and defensive macroeconomic environments. The company is also less exposed to disaggregating by internet competitors because of the “treasure hunt” aspect of going to their stores. We view the company as a high-quality, cash-generative, dominant value creator and distributor.

During the 12 months, Nike announced that its new innovation platforms were working, sales were accelerating across all regions and channels (including the U.S.), gross margins beat expectations, and inventory issues were in the rearview mirror. Management’s strategic focus on doubling growth innovation, speed, and direct relationships (the “triple double”) is well on its way. The intended result of the triple double will be quicker releases of better products in the right quantities and, increasingly, via direct channels. We believe that Nike will transform to a more nimble, digitally focused, customer-centric, global, and innovative company.

On a “run-rate” basis, the fund is expected to produce asset-weighted dividend growth of 18.3% for calendar year 2019. Our run-rate calculation is a rough estimate of potential dividend growth; it takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year or take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases even if their absolute cash dividend is small. The run-rate calculation also is not an accurate reflection of growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.

Holdings with recent notable dividend run-rate increases included American Tower and Danaher (health care). On a run-rate basis, American Tower increased its dividend by 28% and Danaher by 14%.

The fund’s shortfalls

From a security selection perspective, holdings in energy and financials hurt returns the most.

Our underweight allocation to utilities weighed on relative performance, as did our overweight allocation to energy.

Our largest absolute detractors included Schlumberger (energy), Cardinal Health (health care), General Dynamics (industrials), and PNC Financial Services Group (financials).

4

Shares of Schlumberger, a U.S.-based energy services company, fell as plunging oil prices made energy the worst-performing sector for the fiscal year. We eliminated the position in early January 2019 over concerns about the company’s longer-term dividend growth capabilities and the potential for a dividend cut, which is typically a sell signal for us.

General Dynamics, a U.S.-based global aerospace and defense company, underperformed, as did the broader industrials group. Ongoing trade tensions and related China growth concerns hampered the sector. We believe that the aerospace and defense cycle is solid and has plenty of room to run. General Dynamics’ overall strong balance sheet and cash-flow generation should ensure continued incremental mergers and acquisitions in defense and commercial markets, as well as potential share buybacks and further dividend growth.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably lag. We assess a stock’s contribution to the fund over a longer period, with a consistent focus on dividend action.

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments.

We seek to achieve this by carefully building Vanguard Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in industrials, health care, and consumer staples but less exposure (below 5%) to energy. We held no stocks in communication services or utilities.

Working on behalf of the fund’s shareholders, we are continuously trying to balance the virtue of rigid adherence to a focused investment approach with the occasional need to adjust and protect. We have high confidence in our investment approach and conviction that patience and careful stock-picking will deliver in the long term.

Donald J. Kilbride

Senior Managing Director and

Equity Portfolio Manager

Wellington Management Company LLP

February 12, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended January 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2018	1/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,004.58	$1.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Growth Fund	1.63%	10.40%	13.66%	$35,983
Dividend Growth Spliced Index	-0.83	10.17	14.11	37,422
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Dividend Growth Fund	5/15/1992	0.18%	8.09%	12.26%

See Financial Highlights for dividend and capital gains information.

8

Dividend Growth Fund

Sector Diversification

As of January 31, 2019

Consumer Discretionary	12.8%
Consumer Staples	16.7
Energy	1.5
Financials	11.9
Health Care	16.8
Industrials	20.5
Information Technology	8.7
Materials	4.9
Real Estate	6.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Dividend Growth Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (97.6%)
Consumer Discretionary (12.4%)
McDonald’s Corp.	6,657,925	1,190,304
NIKE Inc. Class B	11,226,668	919,240
TJX Cos. Inc.	16,468,814	818,994
VF Corp.	5,705,307	480,216
Starbucks Corp.	5,172,176	352,432
Home Depot Inc.	1,791,219	328,742
		4,089,928
Consumer Staples (16.3%)
Coca-Cola Co.	23,655,754	1,138,551
PepsiCo Inc.	9,389,497	1,057,915
Colgate-Palmolive Co.	14,036,474	907,879
Diageo plc	22,275,803	850,197
Costco Wholesale Corp.	3,772,012	809,587
Procter & Gamble Co.	6,223,557	600,387
		5,364,516
Energy (1.5%)
Exxon Mobil Corp.	6,639,917	486,573

Financials (11.6%)
Chubb Ltd.	6,559,017	872,677
Marsh & McLennan Cos. Inc.	9,668,376	852,654
American Express Co.	7,975,113	819,044
PNC Financial Services Group Inc.	5,886,710	722,123
BlackRock Inc.	1,343,607	557,704
		3,824,202
Health Care (16.4%)
Johnson & Johnson	7,383,863	982,644
Medtronic plc	10,936,473	966,675
Danaher Corp.	7,587,376	841,592
UnitedHealth Group Inc.	3,082,806	832,974
Baxter International Inc.	11,461,407	830,837
Merck & Co. Inc.	6,375,602	474,536
Amgen Inc.	2,391,687	447,509
		5,376,767
Industrials (20.0%)
Union Pacific Corp.	6,260,234	995,815
General Dynamics Corp.	4,845,974	829,485
Lockheed Martin Corp.	2,619,520	758,849
Canadian National Railway Co. (Toronto Shares)	8,731,044	728,611
United Parcel Service Inc. Class B	6,437,338	678,496
Northrop Grumman Corp.	2,423,209	667,715
3M Co.	3,322,411	665,479
Honeywell International Inc.	4,595,280	660,020
United Technologies Corp.	5,005,522	591,002
		6,575,472
Information Technology (8.5%)
Microsoft Corp.	8,275,614	864,222
Visa Inc. Class A	5,772,587	779,357
Accenture plc Class A	4,825,008	740,880
Automatic Data Processing Inc.	2,910,674	407,029
		2,791,488
Materials (4.8%)
Ecolab Inc.	5,803,857	917,996
Linde plc	4,033,603	657,518
		1,575,514
Real Estate (6.1%)
American Tower Corp.	6,776,960	1,171,330
Public Storage	3,880,392	824,661
		1,995,991
Total Common Stocks
(Cost $21,129,798)		32,080,451

10

Dividend Growth Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (2.4%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 2.572%	234	24

		Face
		Amount
		($000)
Repurchase Agreements (2.4%)
	Natixis SA 2.540%, 2/1/19 (Dated 1/31/19, Repurchase Value $270,019,000, collateralized by U.S. Treasury Bill, 0.000%, 6/13/19 and U.S. Treasury Note/Bond 0.625%–7.625%, 4/30/19–2/15/47, with a value of $275,400,000)	270,000	270,000
	RBS Securities, Inc. 2.550%, 2/1/19 (Dated 1/31/19, Repurchase Value $412,329,000, collateralized by U.S. Treasury Note/Bond 0.125%–4.250%, 4/15/20–2/15/48, with a value of $420,546,000)	412,300	412,300
	Societe Generale 2.530%, 2/1/19 (Dated 1/31/19, Repurchase Value $93,907,000, collateralized by U.S. Treasury Bill, 0.000%, 9/12/19 and U.S. Treasury Note/Bond 1.250%–3.000%, 5/31/19–2/15/47, with a value of $95,778,000)	93,900	93,900
			776,200
Total Temporary Cash Investments (Cost $776,224)			776,224
Total Investments (100.0%) (Cost $21,906,022)			32,856,675

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	1,711
Receivables for Accrued Income	29,465
Receivable for Capital Shares Issued	6,857
Other Assets	709
Total Other Assets	38,742
Liabilities
Payables to Investment Advisor	(6,112)
Payables for Capital Shares Redeemed	(12,495)
Payables to Vanguard	(21,240)
Other Liabilities	(3)
Total Liabilities	(39,850)
Net Assets (100%)
Applicable to 1,262,320,721 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,855,567
Net Asset Value Per Share	$26.03

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	22,006,978
Total Distributable Earnings (Loss)	10,848,589
Net Assets	32,855,567

•    See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends[1]	699,159
Interest[2]	12,853
Securities Lending—Net	31
Total Income	712,043
Expenses
Investment Advisory Fees—Note B
Basic Fee	43,207
Performance Adjustment	(15,965)
The Vanguard Group—Note C
Management and Administrative	41,684
Marketing and Distribution	4,137
Custodian Fees	206
Auditing Fees	33
Shareholders’ Reports	167
Trustees’ Fees and Expenses	40
Total Expenses	73,509
Net Investment Income	638,534
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,591,600
Foreign Currencies	(314)
Realized Net Gain (Loss)	1,591,286
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,762,692)
Foreign Currencies	(588)
Change in Unrealized Appreciation (Depreciation)	(1,763,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	466,540

1   Dividends are net of foreign withholding taxes of $2,393,000.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $23,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	638,534	644,235
Realized Net Gain (Loss)	1,591,286	1,295,326
Change in Unrealized Appreciation (Depreciation)	(1,763,280)	4,953,901
Net Increase (Decrease) in Net Assets Resulting from Operations	466,540	6,893,462
Distributions
Net Investment Income	(636,946)	(629,709)
Realized Capital Gain[1]	(1,976,148)	(1,054,378)
Total Distributions	(2,613,094)	(1,684,087)
Capital Share Transactions
Issued	2,220,531	1,782,139
Issued in Lieu of Cash Distributions	2,343,898	1,514,816
Redeemed	(4,268,724)	(4,432,447)
Net Increase (Decrease) from Capital Share Transactions	295,705	(1,135,492)
Total Increase (Decrease)	(1,850,849)	4,073,883
Net Assets
Beginning of Period	34,706,416	30,632,533
End of Period	32,855,567	34,706,416

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $224,792,000 and $111,474,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Financial Highlights

For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.85	$23.72	$21.78	$22.47	$20.45
Investment Operations
Net Investment Income	.520 [1]	.514 [1]	.446	.442	.430
Net Realized and Unrealized Gain (Loss) on Investments	(.178)	4.985	2.165	.145	2.378
Total from Investment Operations	.342	5.499	2.611	.587	2.808
Distributions
Dividends from Net Investment Income	(.526)	(.509)	(.450)	(.432)	(.440)
Distributions from Realized Capital Gains	(1.636)	(.860)	(.221)	(.845)	(.348)
Total Distributions	(2.162)	(1.369)	(.671)	(1.277)	(.788)
Net Asset Value, End of Period	$26.03	$27.85	$23.72	$21.78	$22.47

Total Return[2]	1.63%	23.65%	12.06%	2.44%	13.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,856	$34,706	$30,633	$25,632	$23,067
Ratio of Total Expenses to Average Net Assets[3]	0.22%	0.26%	0.30%	0.33%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.93%	2.00%	1.93%	1.95%	1.94%
Portfolio Turnover Rate	23%	15%	27%	26%	23%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.01%), 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

15

Dividend Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the year ended January 31, 2019, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a decrease of $15,965,000 (0.05%) based on performance.

16

Dividend Growth Fund

C.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,711,000, representing 0.01% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	31,230,254	850,197	—
Temporary Cash Investments	24	776,200	—
Total	31,230,278	1,626,397	—

E.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	58,797
Total Distributable Earnings (Loss)	(58,797)

17

Dividend Growth Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	30,045
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(113,300)
Net Unrealized Gains (Losses)	10,950,622

* Includes losses of $113,300,000 realized subsequent to October 31, 2018, which are deferred and will be treated as realized for tax purposes in the next fiscal year.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	21,906,022
Gross Unrealized Appreciation	10,987,955
Gross Unrealized Depreciation	(37,302)
Net Unrealized Appreciation (Depreciation)	10,950,653

F.       During the year ended January 31, 2019, the fund purchased $7,535,885,000 of investment securities and sold $9,338,061,000 of investment securities, other than temporary cash investments.

G.     Capital shares issued and redeemed were:

	Year Ended January 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	83,188	69,235
Issued in Lieu of Cash Distributions	93,281	58,088
Redeemed	(160,223)	(172,613)
Net Increase (Decrease) in Shares Outstanding	16,246	(45,290)

H.      Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

19

Special 2018 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,805,073,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $652,749,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 69.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has more than two decades of investment industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the advisor seeks to purchase these businesses when short-term dislocations have made the share price attractive. Wellington Management has advised the fund since its inception in 1992.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

21

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

22

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032019

Annual Report | January 31, 2019 Vanguard Dividend Appreciation Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

February 19, 2019

1

Your Fund’s Performance at a Glance

•   Vanguard Dividend Appreciation Index Fund returned –0.94% for Investor Shares for the 12 months ended January 31, 2019. It closely tracked its benchmark, the NASDAQ US Dividend Achievers Select Index.

•   Dividend-paying stocks outpaced the broad U.S. stock market during the 12 months as volatility returned amid slowing global economic growth, trade war jitters, and rising U.S. interest rates.

•   The fund’s target index consists of the stocks of companies that have a record of increasing dividends over time.

•   Six of the fund’s industry sectors had positive results. Technology contributed most to performance, followed by consumer services and utilities. Industrials, financials, and basic materials detracted.

•   Please note that in November, Vanguard lowered the investment minimum for the fund’s Admiral Shares from $10,000 to $3,000.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-2.17%	14.14%	10.68%
Russell 2000 Index (Small-caps)	-3.52	14.71	7.26
Russell 3000 Index (Broad U.S. market)	-2.26	14.19	10.41
FTSE All-World ex US Index (International)	-12.52	9.68	3.47

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	1.95%	2.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.26	2.15	3.57
FTSE Three-Month U.S. Treasury Bill Index	1.96	1.05	0.63

CPI
Consumer Price Index	1.55%	2.04%	1.48%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended January 31, 2019
Dividend Appreciation Index Fund	Beginning Account Value 7/31/2018	Ending Account Value 1/31/2019	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$988.23	$0.70
ETF Shares	1,000.00	988.61	0.25
Admiral™ Shares	1,000.00	988.42	0.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.50	$0.71
ETF Shares	1,000.00	1,024.95	0.26
Admiral Shares	1,000.00	1,024.75	0.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.05% for ETF Shares, and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2009, Through January 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Appreciation Index Fund Investor Shares	-0.94%	10.01%	13.23%	$34,638
NASDAQ US Dividend Achievers Select Index	-0.83	10.17	13.45	35,313
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Appreciation Index Fund ETF Shares Net Asset Value	-0.87%	10.10%	13.34%	$34,982
NASDAQ US Dividend Achievers Select Index	-0.83	10.17	13.45	35,313
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	15.14	40,951

See Financial Highlights for dividend and capital gains information.

5

Dividend Appreciation Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral Shares	-0.89%	10.10%	9.20%	$15,690
NASDAQ US Dividend Achievers Select Index	-0.83	10.17	9.27	15,741
Dow Jones U.S. Total Stock Market Float Adjusted Index	-2.32	10.36	9.93	16,235

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: January 31, 2009, Through January 31, 2019

	One	Five	Ten
	Year	Years	Years
Dividend Appreciation Index Fund ETF Shares Market Price	-0.82%	61.94%	249.11%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	-0.87	61.81	249.82
NASDAQ US Dividend Achievers Select Index	-0.83	62.31	253.13

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Average Annual Total Returns: Periods Ended December 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/27/2006	-2.08%	7.55%	2.29%	9.30%	11.59%
ETF Shares	4/21/2006
Market Price		-2.10	7.63			11.69
Net Asset Value		-2.02	7.64			11.70
Admiral Shares	12/19/2013	-2.03	7.64	2.23[1]	5.81[1]	8.04[1]

1 Return since inception.

6

Dividend Appreciation Index Fund

Sector Diversification

As of January 31, 2019

Basic Materials	4.2%
Consumer Goods	10.9
Consumer Services	20.1
Financials	8.1
Health Care	12.9
Industrials	31.3
Technology	9.2
Telecommunications	0.1
Utilities	3.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

7

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2019

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (4.2%)
Ecolab Inc.	2,453,721	388,105
Air Products & Chemicals Inc.	1,859,793	305,731
PPG Industries Inc.	2,122,638	223,811
Nucor Corp.	2,700,826	165,399
International Flavors & Fragrances Inc.	905,690	128,409
Westlake Chemical Corp.	1,099,468	81,251
Albemarle Corp.	939,950	75,882
RPM International Inc.	1,135,654	64,914
Royal Gold Inc.	555,932	48,572
NewMarket Corp.	100,087	40,144
Quaker Chemical Corp.	113,065	23,117
Sensient Technologies Corp.	366,526	23,010
HB Fuller Co.	429,231	21,200
Stepan Co.	191,170	16,809
Hawkins Inc.	90,653	3,761
		1,610,115
Consumer Goods (11.0%)
PepsiCo Inc.	12,061,514	1,358,971
NIKE Inc. Class B	11,024,938	902,722
Colgate-Palmolive Co.	7,435,537	480,930
VF Corp.	3,369,754	283,632
^ Hormel Foods Corp.	4,499,341	190,412
Clorox Co.	1,099,232	163,104
Church & Dwight Co. Inc.	2,072,215	133,886
McCormick & Co. Inc.	1,028,671	127,185
Brown-Forman Corp. Class B	2,651,146	125,267
JM Smucker Co.	965,025	101,212
Hasbro Inc.	1,054,893	95,531
Bunge Ltd.	1,195,411	65,831
Columbia Sportswear Co.	594,768	53,047
Polaris Industries Inc.	535,543	44,921
Lancaster Colony Corp.	233,236	37,101
Nu Skin Enterprises Inc. Class A	447,930	29,407
J&J Snack Foods Corp.	158,611	24,482
^ Tootsie Roll Industries Inc.	332,975	11,537
Andersons Inc.	274,887	9,635
		4,238,813
Consumer Services (20.1%)
Walmart Inc.	16,957,703	1,625,057
McDonald’s Corp.	6,748,954	1,206,578
Costco Wholesale Corp.	3,730,037	800,578
Lowe’s Cos. Inc.	7,048,506	677,784
Walgreens Boots Alliance Inc.	8,415,359	608,094
CVS Health Corp.	8,618,049	564,913
TJX Cos. Inc.	10,742,358	534,217
Ross Stores Inc.	3,246,210	299,041
Sysco Corp.	4,433,525	283,080
McKesson Corp.	1,752,784	224,794
Kroger Co.	7,486,898	212,104
AmerisourceBergen Corp. Class A	1,866,026	155,571
Best Buy Co. Inc.	2,483,248	147,108
Rollins Inc.	2,780,585	103,549
Tiffany & Co.	1,055,745	93,676
FactSet Research Systems Inc.	330,273	72,208
Dun & Bradstreet Corp.	314,313	45,494
Casey’s General Stores Inc.	318,952	41,043
Aaron’s Inc.	600,892	30,081
John Wiley & Sons Inc. Class A	405,451	20,994
Monro Inc.	278,602	19,965
Matthews International Corp. Class A	274,335	12,205
International Speedway Corp. Class A	207,861	9,031
		7,787,165

8

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Financials (8.0%)
Chubb Ltd.	3,942,247	524,516
S&P Global Inc.	2,156,770	413,345
Aflac Inc.	6,620,352	315,791
Travelers Cos. Inc.	2,305,654	289,452
T. Rowe Price Group Inc.	2,076,486	194,068
Ameriprise Financial Inc.	1,243,064	157,372
Franklin Resources Inc.	4,686,610	138,770
Cincinnati Financial Corp.	1,393,073	113,006
Torchmark Corp.	969,177	81,178
WR Berkley Corp.	1,032,571	79,394
American Financial Group Inc.	751,248	71,662
Brown & Brown Inc.	2,340,682	63,573
SEI Investments Co.	1,335,777	63,503
Erie Indemnity Co. Class A	392,267	57,420
Commerce Bancshares Inc.	952,169	56,940
Cullen/Frost Bankers Inc.	541,128	52,641
RenaissanceRe Holdings Ltd.	339,916	46,919
BOK Financial Corp.	557,035	46,295
Prosperity Bancshares Inc.	593,064	42,191
Hanover Insurance Group Inc.	360,953	41,163
Eaton Vance Corp.	1,003,154	38,641
Bank OZK	1,087,393	32,991
Evercore Inc. Class A	350,296	31,334
UMB Financial Corp.	425,083	27,358
Community Bank System Inc.	429,866	25,770
RLI Corp.	375,727	24,802
American Equity Investment Life Holding Co.	763,872	23,924
BancFirst Corp.	270,561	14,524
Westamerica Bancorporation	225,580	14,135
1st Source Corp.	220,216	9,998
Tompkins Financial Corp.	129,001	9,487
Community Trust Bancorp Inc.	150,571	6,115
Bank of Marin Bancorp	118,216	4,958
		3,113,236
Health Care (12.8%)
Johnson & Johnson	11,752,127	1,563,973
Abbott Laboratories	14,834,482	1,082,621
Medtronic plc	11,497,448	1,016,259
Stryker Corp.	3,182,461	565,110
Becton Dickinson and Co.	2,261,647	564,191
West Pharmaceutical Services Inc.	628,382	68,035
Perrigo Co. plc	1,196,128	55,560
^ Healthcare Services Group Inc.	625,798	27,297
Ensign Group Inc.	437,366	19,056
Atrion Corp.	15,726	11,729
		4,973,831
Industrials (31.3%)
Union Pacific Corp.	6,619,865	1,053,022
3M Co.	5,058,554	1,013,228
Accenture plc Class A	5,238,348	804,348
United Technologies Corp.	6,793,808	802,145
Lockheed Martin Corp.	2,425,823	702,737
Caterpillar Inc.	5,076,609	676,001
Automatic Data Processing Inc.	3,765,403	526,554
CSX Corp.	7,536,672	495,159
General Dynamics Corp.	2,522,355	431,752
Northrop Grumman Corp.	1,478,814	407,487
FedEx Corp.	2,275,587	404,076
Raytheon Co.	2,450,768	403,789
Illinois Tool Works Inc.	2,901,319	398,380
Emerson Electric Co.	5,392,796	353,066
Waste Management Inc.	3,683,868	352,436
Sherwin-Williams Co.	798,432	336,555
Roper Technologies Inc.	873,504	247,429
Republic Services Inc. Class A	2,813,534	215,826
Cummins Inc.	1,407,446	207,049
Cintas Corp.	904,603	169,622
Stanley Black & Decker Inc.	1,309,151	165,529
Fastenal Co.	2,443,501	147,734
WW Grainger Inc.	476,601	140,783
L3 Technologies Inc.	664,499	130,827
Dover Corp.	1,311,816	115,217
Expeditors International of Washington Inc.	1,499,701	103,929
CH Robinson Worldwide Inc.	1,187,159	103,010
Broadridge Financial Solutions Inc.	990,979	99,920
JB Hunt Transport Services Inc.	932,384	99,802
Jack Henry & Associates Inc.	656,360	87,657
Robert Half International Inc.	1,055,419	68,001
Nordson Corp.	491,029	63,657
Graco Inc.	1,439,228	62,362

9

Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	AO Smith Corp.	1,235,427	59,128
	Carlisle Cos. Inc.	524,765	56,533
	Toro Co.	910,428	54,170
	AptarGroup Inc.	527,562	52,292
	Donaldson Co. Inc.	1,103,277	52,163
	Hubbell Inc. Class B	465,603	50,904
	Lincoln Electric Holdings Inc.	557,551	48,195
	ITT Inc.	749,384	39,388
	HEICO Corp.	448,234	37,876
	Bemis Co. Inc.	772,982	37,752
	MSA Safety Inc.	324,759	32,534
	MSC Industrial Direct Co. Inc. Class A	382,832	31,963
	Regal Beloit Corp.	376,314	28,886
	Ryder System Inc.	450,155	26,069
	Silgan Holdings Inc.	937,907	25,905
	ABM Industries Inc.	583,339	19,944
	Franklin Electric Co. Inc.	396,271	18,934
	Brady Corp. Class A	409,531	18,310
	Badger Meter Inc.	247,364	13,058
	McGrath RentCorp	204,548	10,309
	Tennant Co.	151,727	8,911
	Lindsay Corp.	90,953	7,811
	Gorman-Rupp Co.	221,924	7,668
	Cass Information Systems Inc.	125,035	6,138
	VSE Corp.	92,118	3,006
	NACCO Industries Inc. Class A	44,548	1,518
			12,138,454
Technology (9.1%)
	Microsoft Corp.	16,277,693	1,699,879
	Texas Instruments Inc.	8,356,865	841,369
	Analog Devices Inc.	3,141,352	310,554
	Xilinx Inc.	2,164,570	242,302
^	Microchip Technology Inc.	1,990,675	159,991
	Harris Corp.	1,008,588	154,495
	Maxim Integrated Products Inc.	2,388,845	129,643
			3,538,233
Telecommunications (0.1%)
	Telephone & Data Systems Inc.	882,344	31,958

Utilities (3.2%)
	NextEra Energy Inc.	3,999,139	715,766
	CMS Energy Corp.	2,399,068	125,088
	Atmos Energy Corp.	942,643	92,030
	UGI Corp.	1,469,751	83,820
	Aqua America Inc.	1,510,192	52,932
	New Jersey Resources Corp.	743,925	36,080
	Southwest Gas Holdings Inc.	450,249	35,264
	American States Water Co.	311,803	21,115
	California Water Service Group	407,778	20,193
	MGE Energy Inc.	294,605	18,946
	SJW Group	232,610	13,945
	Chesapeake Utilities Corp.	138,834	12,574
	Middlesex Water Co.	138,966	7,810
	Connecticut Water Service Inc.	102,648	6,964
	Vectren Corp.	663	48
			1,242,575
Total Common Stocks
(Cost $30,620,265)			38,674,380
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
2,3	Vanguard Market Liquidity Fund, 2.572%	1,432,231	143,223

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill, 2.280%, 2/7/19	1,000	1,000
4	United States Treasury Bill, 2.280%, 2/21/19	1,000	999
4	United States Treasury Bill, 2.374%, 3/7/19	3,000	2,993
			4,992
Total Temporary Cash Investments
(Cost $148,210)			148,215
Total Investments (100.2%)
(Cost $30,768,475)			38,822,595

10

Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	2,020
Receivables for Investment Securities Sold	9
Receivables for Accrued Income	38,407
Receivables for Capital Shares Issued	8,309
Variation Margin Receivable—Futures Contracts	683
Other Assets	12
Total Other Assets	49,440
Liabilities
Payables for Investment Securities Purchased	(8,413)
Collateral for Securities on Loan	(84,902)
Payables for Capital Shares Redeemed	(7,770)
Payables to Vanguard	(8,989)
Other Liabilities	(4)
Total Liabilities	(110,078)
Net Assets (100%)	38,761,957

At January 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	31,029,226
Total Distributable Earnings (Loss)	7,732,731
Net Assets	38,761,957

Investor Shares—Net Assets
Applicable to 24,912,385 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,037,513
Net Asset Value Per Share—Investor Shares	$41.65

		Market
		Value•
	Shares	($000)
ETF Shares—Net Assets
Applicable to 297,520,779 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		30,969,409
Net Asset Value Per Share—ETF Shares		$104.09

Admiral Shares—Net Assets
Applicable to 239,146,237 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		6,755,035
Net Asset Value Per Share—Admiral Shares		$28.25

•    See Note A in Notes to Financial Statements.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $82,726,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $84,902,000 of collateral received for securities on loan.

4   Securities with a value of $3,992,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2019	630	85,192	2,678

See accompanying Notes, which are an integral part of the Financial Statements.

11

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2019
($000)
Investment Income
Income
Dividends	744,821
Interest[1]	740
Securities Lending—Net	211
Total Income	745,772
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,755
Management and Administrative—Investor Shares	1,176
Management and Administrative—ETF Shares	12,669
Management and Administrative—Admiral Shares	3,793
Marketing and Distribution—Investor Shares	205
Marketing and Distribution—ETF Shares	1,018
Marketing and Distribution—Admiral Shares	405
Custodian Fees	241
Auditing Fees	36
Shareholders’ Reports—Investor Shares	26
Shareholders’ Reports—ETF Shares	305
Shareholders’ Reports—Admiral Shares	35
Trustees’ Fees and Expenses	18
Total Expenses	23,682
Net Investment Income	722,090
Realized Net Gain (Loss)
Investment Securities Sold[1],2	1,438,457
Futures Contracts	(2,603)
Realized Net Gain (Loss)	1,435,854
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(2,495,222)
Futures Contracts	1,296
Change in Unrealized Appreciation (Depreciation)	(2,493,926)
Net Increase (Decrease) in Net Assets Resulting from Operations	(335,982)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $679,000, ($45,000), and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $1,458,706,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	722,090	640,397
Realized Net Gain (Loss)	1,435,854	1,365,695
Change in Unrealized Appreciation (Depreciation)	(2,493,926)	5,380,269
Net Increase (Decrease) in Net Assets Resulting from Operations	(335,982)	7,386,361
Distributions
Net Investment Income
Investor Shares	(20,522)	(20,628)
ETF Shares	(567,443)	(510,111)
Admiral Shares	(121,610)	(100,830)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(709,575)	(631,569)
Capital Share Transactions
Investor Shares	(71,388)	(75,461)
ETF Shares	3,095,084	579,800
Admiral Shares	909,308	629,958
Net Increase (Decrease) from Capital Share Transactions	3,933,004	1,134,297
Total Increase (Decrease)	2,887,447	7,889,089
Net Assets
Beginning of Period	35,874,510	27,985,421
End of Period	38,761,957	35,874,510

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$42.85	$34.67	$30.40	$31.37	$28.59
Investment Operations
Net Investment Income	.803 [1]	.756 [1]	.694	.670	.627
Net Realized and Unrealized Gain (Loss) on Investments	(1.219)	8.165	4.275	(.947)	2.756
Total from Investment Operations	(.416)	8.921	4.969	(.277)	3.383
Distributions
Dividends from Net Investment Income	(.784)	(.741)	(.699)	(.693)	(.603)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.784)	(.741)	(.699)	(.693)	(.603)
Net Asset Value, End of Period	$41.65	$42.85	$34.67	$30.40	$31.37

Total Return[2]	-0.94%	26.02%	16.46%	-0.93%	11.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,038	$1,144	$994	$875	$1,450
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.17%	0.19%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.93%	1.99%	2.11%	2.11%	2.04%
Portfolio Turnover Rate[3]	16%	14%	19%	22%	20%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$107.10	$86.66	$75.98	$78.42	$71.47
Investment Operations
Net Investment Income	2.084 [1]	1.951 [1]	1.810	1.759	1.645
Net Realized and Unrealized Gain (Loss) on Investments	(3.056)	20.408	10.696	(2.380)	6.890
Total from Investment Operations	(.972)	22.359	12.506	(.621)	8.535
Distributions
Dividends from Net Investment Income	(2.038)	(1.919)	(1.826)	(1.819)	(1.585)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.038)	(1.919)	(1.826)	(1.819)	(1.585)
Net Asset Value, End of Period	$104.09	$107.10	$86.66	$75.98	$78.42

Total Return	-0.87%	26.10%	16.59%	-0.84%	11.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,969	$28,717	$22,698	$18,771	$20,610
Ratio of Total Expenses to Average Net Assets	0.06%	0.08%	0.08%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.01%	2.06%	2.20%	2.21%	2.14%
Portfolio Turnover Rate[2]	16%	14%	19%	22%	20%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.07	$23.52	$20.62	$21.28	$19.40
Investment Operations
Net Investment Income	.560 [1]	.528 [1]	.492	.478	.445
Net Realized and Unrealized Gain (Loss) on Investments	(.830)	5.542	2.903	(.644)	1.865
Total from Investment Operations	(.270)	6.070	3.395	(.166)	2.310
Distributions
Dividends from Net Investment Income	(.550)	(.520)	(.495)	(.494)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.550)	(.520)	(.495)	(.494)	(.430)
Net Asset Value, End of Period	$28.25	$29.07	$23.52	$20.62	$21.28

Total Return[2]	-0.89%	26.11%	16.58%	-0.83%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,755	$6,014	$4,294	$3,215	$2,776
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.99%	2.06%	2.20%	2.21%	2.14%
Portfolio Turnover Rate[3]	16%	14%	19%	22%	20%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

On November 19, 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. It is anticipated that all of the outstanding Investor Shares will be automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

17

Dividend Appreciation Index Fund

During the year ended January 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

18

Dividend Appreciation Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2019, the fund had contributed to Vanguard capital in the amount of $2,020,000, representing 0.01% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	38,674,380	—	—
Temporary Cash Investments	143,223	4,992	—
Futures Contracts—Assets[1]	683	—	—
Total	38,818,286	4,992	—

1 Represents variation margin on the last day of the reporting period.

19

Dividend Appreciation Index Fund

D.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	1,447,578
Total Distributable Earnings (Loss)	(1,447,578)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	44,124
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(357,907)
Net Unrealized Gains (Losses)	8,054,120

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	30,768,475
Gross Unrealized Appreciation	8,694,546
Gross Unrealized Depreciation	(640,426)
Net Unrealized Appreciation (Depreciation)	8,054,120

E.      During the year ended January 31, 2019, the fund purchased $13,268,420,000 of investment securities and sold $9,363,198,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,463,935,000 and $3,687,353,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	232,784	5,576	289,695	7,648
Issued in Lieu of Cash Distributions	18,724	455	18,908	498
Redeemed	(322,896)	(7,807)	(384,064)	(10,128)
Net Increase (Decrease)—Investor Shares	(71,388)	(1,776)	(75,461)	(1,982)
ETF Shares
Issued	6,785,347	65,225	4,404,813	47,483
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,690,263)	(35,825)	(3,825,013)	(41,275)
Net Increase (Decrease)—ETF Shares	3,095,084	29,400	579,800	6,208
Admiral Shares
Issued	1,912,970	68,066	1,640,606	63,331
Issued in Lieu of Cash Distributions	105,887	3,792	89,401	3,462
Redeemed	(1,109,549)	(39,609)	(1,100,049)	(42,478)
Net Increase (Decrease)—Admiral Shares	909,308	32,249	629,958	24,315

G.     Management has determined that no events or transactions occurred subsequent to January 31, 2019, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2018 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $709,575,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2007) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates “NASDAQ OMX”), and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX makes no warranties and bears no liability with respect to the Vanguard mutual funds.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q6020 032019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2019: $208,000
Fiscal Year Ended January 31, 2018: $240,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2019: $9,734,277
Fiscal Year Ended January 31, 2018: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b)     Audit-Related Fees.

Fiscal Year Ended January 31, 2019: $5,581,336
Fiscal Year Ended January 31, 2018: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)     Tax Fees.

Fiscal Year Ended January 31, 2019: $347,985
Fiscal Year Ended January 31, 2018: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)     All Other Fees.

Fiscal Year Ended January 31, 2019: $0
Fiscal Year Ended January 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2019: $347,985
Fiscal Year Ended January 31, 2018: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  March 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 19, 2019

VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*

THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 19, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.